OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.  Reports to Stockholders.

A pooled funding vehicle for:
• variable annuity contracts • variable life insurance policies • qualified pension plans • qualified retirement plans

The Alger Portfolios

SEMI-ANNUAL REPORT

June 30, 2013

(Unaudited)

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter	- 1 -

Portfolio Highlights	- 12 -

Portfolio Summary	- 19 -

Schedules of Investments	- 20 -

Statements of Assets and Liabilities	- 62 -

Statements of Operations	- 64 -

Statements of Changes in Net Assets	- 66 -

Financial Highlights	- 70 -

Notes to Financial Statements	- 80 -

Additional Information	- 97 -

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger

Shareholders’ Letter	July 26, 2013

Dear Shareholders,

Investing with Markets at Record High Levels

Equity Markets Have Potential for Generating Attractive Returns

As the S&P 500 Index climbed to record levels during the first six months of 2013, some investors grew convinced that a painful correction or bear market was unavoidable. After all, record high index levels in 2000 and 2007 were promptly followed by substantial bear markets and in recent years markets have often suffered from spring corrections. Yet after reaching an all-time high of 1579.58 on April 23, the S&P 500 continued to advance and closed on June 28 at 1606.28, which represented a 13.83% year-to-date return. While markets certainly don’t go up in a constant line, we see strong reasons and fundamental support for our view that today, economic conditions, corporate fundamentals, and investor psychology can drive market performance upward in the near term and over the next few years.

Market Overview

During the first six months of 2013, concerns over the Fiscal Cliff and euro-zone recession gave way to optimism over U.S. corporate fundamentals and improvements in the country’s economy, including improving home prices and declining jobless claims. Investors started the year, of course, feeling disappointed that Congress and the White House had failed to avert the Fiscal Cliff, or the combination of expiring tax cuts and reductions in government spending that collectively could dampen already modest economic growth. Yet, weekly gains by the S&P 500 persisted until mid-February, when elections in Italy sparked fear that political gridlock could hinder efforts to overhaul the country’s troubled economy. In the U.S., the failure of Congress and the White House to avert additional spending cuts scheduled to kick in after March 1 also hurt investor sentiment, although equity markets overcame news that China’s economy grew modestly less than expected during the first quarter of the year. Investors also shrugged off disappointing readings in manufacturing indexes that measure industrial activity.

Later in the reporting period, however, equity markets declined as investors grew concerned that certain Federal Reserve officials wanted the central bank to prepare to curtail its quantitative easing form of stimulus if economic growth continues. Those concerns were stymied by a downward revision of first-quarter GDP growth and additional comments from Fed officials who sought to assure investors that economic stimulus won’t be reduced prematurely.

With declines in unemployment, improvements in real estate, and persistent corporate cash flows, equity declines were short-lived and proved to be attractive buying opportunities. As has often been the case in recent years, investor skepticism about the U.S. economy and its recovery remained very high early in 2013 and very wrong until recently reversing. Many indicators suggest that the U.S. economy is outperforming its global peers. Indeed, the real estate market continues to strengthen and recently consumer sentiment, and thus consumer spending, has begun to reflect the impact of improving home values on personal wealth. Also noteworthy, in April, unemployment dropped to

7.5%—the lowest level since December of 2008 and better than economists had expected. We’ve noted in prior shareholder letters that unemployment numbers are deceptive. The unemployment rate for college graduates, for example, is below 4.5%, which illustrates that this category of workers has been experiencing a substantially better job market than non-graduates.

Addressing Market Fears

Economic factors and corporate fundamentals during the five-year periods leading to the 2000 and 2007 market peaks were substantially different than the drivers behind the current bull market. Thus, while normal corrections to this current bull market should and will occur, we believe markets are firmly in an upward trend and that corrections will be attractive buying opportunities. Near-term corrections, in our view, are likely to be shallow, unlike the severe volatility of recent years and the bear markets following 2000 and 2007. The last two market cycles, unlike the current bull market, occurred during long periods of substantial economic growth in which retail investors were highly enthusiastic about equities. In comparison, the current bull market is being driven, in our opinion, primarily by corporate fundamentals as economic growth has been weak while risk-averse retail investors have been fleeing stocks for the better part of five years.

Understanding the 2000 Market Peak

During the dot-com era, which ran from 1995 to 2000, information technology, including desktop computers, Microsoft business applications, and the Internet, pushed GDP growth up 32.8%. Within that period, the seasonally adjusted unemployment rate dropped from 5.8% to 4.0% from April 1995 to the March 2000 market peak. Optimism among consumers, corporations, and retail investors surged, thanks to strong equity market gains and home values increasing 33.0% during the five-year period, according to the S&P/Case-Shiller Home Price Index 10-City Composite.

From 1995 to 2000, corporate America increased capital expenditures from 8.2% of GDP to 9.5%. By late 2000, the rate reached 9.6%, which is a level that has yet to be repeated. Spending on non-residential real estate also surged from an annualized rate of $186 billion in the first quarter of 1996 to $260 billion in the first quarter of 2000, according to J.P. Morgan. Retail investors weren’t immune to the prevalent optimism. During the five-year period, they plowed $795.1 billion into U.S. equity funds, according to Morningstar estimates. By the 2000 market peak, equities represented 50% of retail investor assets in mutual funds. Yet, corporate fundamentals, including cash flow, weakened. During the dot-com era, the free cash-flow yield(1) for large cap corporations declined from 3.4% to only 1.5%, according to Empirical Research Partners. U.S. public companies’ cash and short-term investments as a share of market capitalization also deteriorated, falling from nearly 5.6% in 1995 to 3.2% in 2000 and the S&P 500 price-to-earnings ratio soared from 15.6 to 27.2. Investors’ eventual realization that corporate cash flow was weak, that many dot-com companies were burning through capital at an unsustainable rate, and that economic expansion wasn’t sustainable eventually led to the market decline in 2000.

(1)  Free cash flow is cash generated from a company’s operations that remains after capital expenditures and operating expenses. It allows companies to invest for future growth, pay dividends, and conduct share repurchases. Strong free cash flow, furthermore, indicates that corporations are disciplined with costs and are maintaining revenues. It is typically measured by free cash flow yield, which is the ratio of free cash flow to enterprise value.

Understanding the 2007 Market Peak

During the five years leading to October of 2007, GDP surged upward 31.2%, while unemployment dropped considerably from 6.3% in June of 2003 to 4.7% by the end of the period. Much like during the dot-com era, consumer wealth and consumer spending benefited from the raging bull market and from home values increasing approximately 52.6%, according to the S&P/Case-Shiller Home Price Index 10-City Composite. During four consecutive years starting in 2003, annual wealth creation ranged from $2.5 trillion to $5.1 trillion, according to J.P. Morgan estimates. In the business world, optimism was strong and corporations increased capital expenditures as a percentage of GDP from 7.5% in early 2004 to 7.9% in 2007. Spending on non-residential real estate during the five-year period increased from $258 billion to $331 billion. At the same time, retail investors plowed $906.5 billion into U.S. equity funds, with stocks representing 41.0% of mutual fund assets when the equity market peaked. Yet, much like during the earlier bull market, corporate fundamentals weakened. Cash and short-term investments as a share of market capitalization dropped from 8.6% to 6.5% from July 2005 to the market peak and free cash flow yields fell from 5.0% in February 2003 to 4.3% in October 2007. Weakening corporate fundamentals, an infamous decline in real estate prices, mortgage defaults, and the maturing of the economic recovery eventually led to the bear market of 2007.

Why 2013 is Different from Past Market Cycles

Unlike the past two bull markets, recent market gains, we maintain, have been driven primarily by strong corporate fundamentals, with cash rich businesses offering attractive free cash flow yields, engaging in stock buybacks, and implementing or increasing dividends. Yet, economic growth, in our view, has been sluggish and is far from reaching a mature phase, but we believe it has strong potential to accelerate. During the subprime mortgage recession, unemployment soared to 10.0% by October 2009. Even though it declined to 7.5% in April before climbing to 7.6%, it is still substantially higher than levels in 2000 and 2007. GDP growth of only 11.0% during the five-year period ended March 2013 is also disappointing. Corporations, therefore, have been reluctant to increase spending, with capital expenditures as a percentage of GDP expanding from a low of 6.4% at the end of 2009 to only 7.5% as of March of this year, which is well below long-term averages for economic recoveries. Also during the most recent recession, non-residential real estate spending fell to $283 billion on an annualized basis by the third quarter of 2010 and has since increased modestly but is still substantially below levels experienced in past bull markets. The low level of spending on non-residential properties implies that businesses may be far from reaching a peak in real estate expenditures. Consumers have also been tight with their purse strings, especially with durable goods purchases, as illustrated by the average automobile age of approximately 11 years, which is substantially higher than 9.8 years in 2007 and 8.9 years in 2000.

Clearly, much capacity exists for GDP expansion, job creation, and other developments that, we believe, will provide attractive opportunities for leading companies to grow earnings and support equity prices. Economic growth, therefore, is likely to be supported by corporations’ growing need for capital investments, consumers’ increasing spending power, demand for durable goods, and a strong residential real estate recovery. During the recession following the 2007 market decline, many consumers felt insecure about the economy and until recently, the inconsistent nature of the aggregate wealth effect, or wealth created from home ownership and the stock market, hasn’t helped. It has bolstered consumers’ finances in only three of the last six years—2009, 2010, and 2012, according to J.P. Morgan. Last year, however, it contributed more than $4.4 trillion to individuals’ balance sheets. This was the highest level since 2004 and is helping consumers feel more confident in their finances and more willing to buy big-ticket items. Like consumer spending, the creation of an estimated 2 million households has been delayed by economic uncertainty, creating pent-up housing demand. With an improving economy, however, annual household creation of 1 million to 1.6 million could occur over the next four years, according to estimates from Zelman & Associates.

With annual housing starts of 780,000 units, or half the long-term average, housing inventory could trail demand. Favorable interest rates, historically high levels of home affordability, and increasing rental fees, meanwhile, are further enhancing the appeal of homeownership and supporting the ongoing real estate recovery. With the prolonged trough in capital expenditures, cash rich corporations, meanwhile, may be ready to increase outlays for manufacturing equipment and other tools needed to run their businesses. With corporations having record levels of cash on their balance sheets, an increase in capital expenditures could be substantial and highly supportive of the nation’s ongoing economic recovery.

Market Fundamentals and Investor Psychology

We are also encouraged by the strength of corporate America. The 6.22% free cash flow yield of large companies in May of this year, for example, was considerably higher than in 2000 and 2007 and illustrates that corporate fundamentals are extremely strong. Corporate balance sheets are also attractive, with cash in May of this year representing 10.13% of market capitalization. At the same time, equities are attractively valued from a price-to-book perspective (the stock market’s price divided by book value). As of June of this year, large capitalization stocks had a price-to-book ratio of only 2.38, which is lower than 2.99 in October of 2007 and 5.29 in March of 2000, according to Empirical Research. Despite the strong performance of U.S. stocks since the Financial Crisis, valuations remain reasonable, with the S&P 500 having a 12-month forward P/E ratio of 13.90.

The current market rally has also occurred despite retail investors redeeming $267 billion from U.S. equity funds during the past five years. At the end of June, equities recently represented a substantially smaller portion of retail investor assets in U.S. mutual funds than during the peaks of the last two bull markets. Investors, however, may be ready to return to equities—recent record high market levels will cause some investors to realize that market declines are usually temporary and that investors who have held on to stock investments have recouped losses that resulted from the post-2007 market decline. Historically low interest rates, meanwhile, are making the recent returns of equities appear even more appealing relative to fixed income assets. With substantial levels of assets currently allocated to bonds, investors’ potential rotation into equities could provide considerable upside to the market. We are not alone in our belief that equities have potential for additional gains. Celebrated investor Warren Buffett, for example, is encouraging investors to rethink their aversion to equities, having recently said that “bonds are a terrible investment now” and that stock prices “aren’t ridiculously high.”

Going Forward

The anticipated economic growth discussed above is likely to create increased competition among corporations at a time when technology and other global trends are requiring companies to constantly rethink and retool business strategies. With that in mind, equity investors, in our view, need to diligently seek out companies that are best prepared to benefit from the constant and swift changes being driven by technology, demographics, regulations, emerging market growth, and other large scale trends. We believe, furthermore, that our research-driven investment strategy is highly appropriate for these challenging times of large-scale change.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 10.54% for the fiscal six-month reporting period ended June 30, 2013, compared to the Russell 1000 Growth Index return of 11.80%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Health Care sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important relative contributors were CVS Caremark Corp.; Morgan Stanley; CBS Corp., Cl. B; Vertex Pharmaceuticals, Inc.; and Pfizer, Inc. We believe shares of Vertex Pharmaceuticals performed strongly because the company has a leadership role in the treatment of cystic fibrosis and it enjoys a lack of competing products.  Vertex provides treatments for hepatitis, cystic fibrosis, and other diseases.

Conversely, detracting from relative performance were Microsoft Corp.; Home Depot Inc.; Biogen Idec Inc.; F5 Networks, Inc.; and Visa, Inc., Cl. A. Shares of F5 Networks, Inc. declined sharply during the later portion of the reporting period after the company reported first quarter results that were substantially below management’s guidance. The company also reduced guidance for the coming year. It said reduced telecom carrier capital expenditures, the impact of sequestration on Federal Government spending, and delays in the introduction of several new products were hurting results.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 8.63% for the fiscal six-month reporting period ended June 30, 2013, compared to the 11.80% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in Energy and Financials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results.

Among the most important relative contributors were LinkedIn Corp.; Actavis, Inc.; CBS Corp., Cl. B; HCA Holdings, Inc.; and Pioneer Natural Resources Co. News that Actavis will merge with Ireland-domiciled Warner Chilcott caused Actavis shares to perform strongly late in the reporting period. Actavis develops and distributes pharmaceutical treatments for urology, nephrology, and women’s health. We believe investors responded favorably to the merger creating a company with an attractive balance of branded and generic drugs. In addition, the merger is expected to result in favorable tax rates for

Actavis, improved depth of the combined companies’ development pipeline, and manufacturing synergies.

Conversely, detracting from relative performance were Apple, Inc.; Verizon Communications, Inc.; PepsiCo, Inc.; Amgen, Inc.; and Facebook, Inc. Performance of Apple shares was hurt by expectations that the company’s gross margins and earnings will decline because of a loss of leverage on revenue, anticipation of a change in product mix sales for iPhones in Brazil and China, a lack of new product introductions, and ongoing market share losses.

Alger Mid Cap Growth Portfolio

For the fiscal six-month reporting period ended June 30, 2013, the Alger Mid Cap Growth Portfolio returned 13.21%, compared to the Russell Midcap Growth Index return of 14.70%.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Actavis, Inc.; CBS Corp., Cl. B; Splunk, Inc.; and Rockwood Holdings, Inc. Shares of Actavis performed strongly during the reporting period because of reasons identified above in the Alger Large Cap Growth Portfolio discussion.

Conversely, detracting from relative performance were Regeneron Pharmaceuticals, Inc.; F5 Networks, Inc.; Avon Products, Inc.; Liberty Global PLC, Cl. A; and Fresh Market, Inc.  Shares of F5 Networks performed poorly during the reporting period because of reasons identified above in the Alger Capital Appreciation Portfolio discussion.

The Portfolio used options to hedge against market risk and to generate incremental income during the reporting period. The options had a positive impact on performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 11.53% for the fiscal six-month reporting period ended June 30, 2013, compared to the Russell 2500 Growth Index return of 15.82%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Information Technology. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance, while Consumer Discretionary and Information Technology detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Universal Health Services, Inc., Cl. B; Zions Bancorporation; Insulet Corp.; and Alkermes PLC. Shares of Fifth & Pacific Cos, Inc. performed strongly after the company reported strong operating results for its Kate Spade brand. Speculation that management would sell Juicy and Lucky brands also supported performance of the stock. The company manufactures and markets clothing and accessories under brands such as Juicy Couture, Lucky Brand, Kate Spade, and Jack Spade.

Conversely, detracting from overall results on a relative basis were Netflix, Inc.; Volcano Corp.; Fusion-io Inc.; Omega Healthcare Investors, Inc.; and Aruba Networks, Inc. Shares of Aruba Networks detracted from performance after the company’s forward guidance was reduced, a result of increased competition. The company provides technology that connects local and remote users to corporate information technology systems via distributed enterprise networks.

Alger Small Cap Growth Portfolio

For the fiscal six-month reporting period ended June 30, 2013, the Alger Small Cap Growth Portfolio returned 14.69%, compared to the Russell 2000 Growth Index, which returned 14.70%.

During the period, the largest sector weightings were Information Technology and Health Care sectors. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Materials and Industrials sectors was the most important contributor to performance, while Health Care and Energy detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; ExOne Co.; ExactTarget, Inc.; Cornerstone OnDemand, Inc.; and American Axle & Manufacturing Holdings, Inc. Shares of Fifth & Pacific performed strongly for reasons identified above in the Alger SMid Cap Growth discussion.

Conversely, detracting from relative performance were Ruckus Wireless, Inc.; Energy XXI Bermuda Ltd.; Omega Healthcare Investors Inc.; Fusion-io, Inc.; and Vitamin Shoppe, Inc. Shares of Ruckus performed poorly after the company said it had generated disappointing results in China and experienced a slower-than-anticipated increase in product orders. Ruckus provides technology for WIFI networks, including access points.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 13.34% for the fiscal six-month reporting period ended June 30, 2013, compared to the S&P 500 Index return of 13.82%. It generated a 1.83% SEC yield compared to the 2.18% yield as of June 28 of its benchmark.

During the period, the largest sector weightings were Information Technology and Financials sectors. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Industrials and Consumer Staples sectors was the most important contributor to performance, while Information Technology and Energy detracted from results.

Among the most important relative contributors were Bristol-Myers Squibb Co.; CME Group Inc.; Viacom Inc., Cl. B; PepsiCo, Inc.; and BlackRock, Inc. Shares of CME rallied during the second quarter in anticipation of a pickup in over-the-counter trading volume. The company facilitates buying and selling of exchange-traded and over-the-counter derivatives through its CME Globex trading platform and open outcry facilities in Chicago, New York City, and Kansas City. The company also benefited from interest rate volatility boosting futures trading.

Detracting from relative performance were Apple, Inc.; Royal Dutch Shell PLC; Comcast Corporation, Cl. A; Amgen, Inc.; and Mosaic Co.  Shares of Apple performed poorly in reaction to events described above in the Alger Large Cap Growth Portfolio discussion.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 5.32% for the fiscal six-month reporting period ended June 30, 2013, compared to the Russell 1000 Growth Index, which returned 11.80% and the Barclay’s Capital U.S. Government/Credit Bond Index, which returned -2.67%. The equity portion of the Portfolio generated an 11.34% return and the fixed-income portion generated a -1.57% return. The Portfolio’s 62% allocation to equities changed little during the period.

Regarding the equity portion of the portfolio, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Information Technology. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important contributors to relative performance were Johnson & Johnson; Wells Fargo & Co.; LinkedIn Corp.; KKR & Co. L.P.; and CME Group, Inc. Shares of CME performed strongly in reaction to developments described above in the Alger Growth & Income Portfolio discussion.

Detracting from performance were Microsoft Corp.; Apple, Inc.; Gilead Sciences, Inc.; Philip Morris International, Inc.; and AbbVie, Inc. Shares of Apple performed poorly in reaction to events described above in the Alger Large Cap Growth Portfolio discussion.

Regarding the fixed-income portion of the Portfolio, as of June 30, 2013, 81.3% was in corporate securities and 18.7% was in U.S. Treasuries. The portfolio held 19 securities at the start and the end of the reporting period.

While absolute yields remain historically low, we saw yields increase and the yield curve steepen during the second half of the reporting period. The 10-Year U.S. Treasury yield increased from 1.83% to 2.47% and the 3-Year U.S. Treasury yield increased from .347% to .638%, resulting in a steepening of the yield curve. With the Fed promising to keep rates low, a 10-Year yield above 2.50% may provide a nice entry to slightly longer-duration paper. We have been keeping the duration of the fixed income portion of the portfolio short in anticipation of such a change. This short duration helps protect against declines in fixed-income security prices in a rising rate environment and it lets us strategically increase the portfolio’s duration when conditions warrant such a change.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Morningstar, Inc. conducts investment research and provides performance analysis of mutual funds and other investment products.

J.P. Morgan is a broker-dealer that provides investment research.

Zelman & Associates provides investment research for leading institutional investors on a variety of asset classes and sectors.

Empirical Research Partners is a broker-dealer that provides investment research on a wide range of topics to institutional investors.

As of June 30, 2013, the following companies represented the stated percentages of Fred Alger Management assets under management: Warner Chilcott, 0.00%; J.P. Morgan, 0.03%; Microsoft, 0.93%; Morningstar, Inc., 0.00%; Zelman & Associates, 0.00%; and Empirical Research Partners, 0.00%.

SEC Yield is computed under the SEC standardized formula applicable to the accrual of dividends.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Portfolio’s. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus for the Portfolios. Portfolios’ returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of holdings as of June 30, 2013. Securities mentioned in the Shareholders’ letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.  Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issue’s falling credit rating or actual default. The Portfolios that invest in mortgage and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as the Alger Capital Appreciation and Alger SMid Cap Portfolios, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        The S&P/Case-Shiller Home Price 10-City Index measures the prices of homes in 10 U.S. cities.

•        The Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market.

•        The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•        Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•        The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indexes of common stocks) for the ten years ended June 30, 2013. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	17.58%	7.28%	10.51%	12.65%
Class S (Inception 5/1/02)(i)	17.22%	6.95%	10.21%	12.38%
Russell 1000 Growth Index	17.07%	7.47%	7.40%	8.02%
Russell 3000 Growth Index	17.56%	7.58%	7.57%	7.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2013. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	13.55%	4.22%	6.33%	10.12%
Class S (Inception 5/1/02)(i)	13.13%	3.84%	6.01%	9.85%
Russell 1000 Growth Index	17.07%	7.47%	7.40%	9.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2013(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2013. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	20.41%	1.60%	7.00%	10.57%
Class S (Inception 5/1/02)(i)	19.93%	1.24%	6.68%	10.30%
Russell Midcap Growth Index	22.88%	7.61%	9.94%	9.34%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through June 30, 2013. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	17.42%	5.94%	n/a	1.77%
Russell 2500 Growth Index	24.03%	8.94%	n/a	6.81%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2013. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	20.58%	7.61%	11.14%	10.02%
Russell 2000 Growth Index	23.67%	8.89%	9.62%	7.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2013. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	18.79%	6.98%	6.49%	8.58%
S&P 500 Index	20.60%	7.01%	7.30%	9.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through June 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended June 30, 2013. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 6/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	8.72%	3.62%	4.57%	7.34%
Russell 1000 Growth Index	17.07%	7.47%	7.40%	8.34%
Barclays Capital U.S. Gov’t/Credit Bond Index	(0.62)%	5.29%	4.43%	6.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

June 30, 2013 (Unaudited)

SECTORS	Capital Appreciation	Large Cap Growth	Mid Cap Growth
Consumer Discretionary	21.1%	23.8%	30.1%
Consumer Staples	7.9	6.4	5.5
Energy	5.0	4.9	7.4
Financials	7.0	8.7	6.7
Health Care	13.7	13.4	12.7
Industrials	10.0	13.3	12.7
Information Technology	27.8	23.7	15.7
Materials	3.2	4.4	7.5
Telecommunication Services	1.1	0.0	0.8
Short-Term and Net Other Assets	3.2	1.4	0.9
	100.0%	100.0%	100.0%

SECTORS	SMid Cap Growth	Small Cap Growth	Growth & Income
Consumer Discretionary	19.6%	19.5%	12.3%
Consumer Staples	3.5	3.5	12.9
Energy	4.5	4.8	8.6
Financials	9.7	7.4	15.3
Health Care	14.7	18.4	12.8
Industrials	14.9	15.3	11.5
Information Technology	19.6	20.9	16.9
Materials	7.9	4.6	3.7
Telecommunication Services	0.7	0.9	4.0
Utilities	0.0	0.0	1.0
Short-Term and Net Other Assets	4.9	4.7	1.0
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Balanced
Consumer Discretionary	7.6%
Consumer Staples	8.2
Energy	5.5
Financials	9.5
Health Care	7.8
Industrials	7.5
Information Technology	10.8
Materials	2.0
Telecommunication Services	2.5
Utilities	0.7
Total Equity Securities	62.1%
Corporate Bonds	29.2%
U.S. Government & Agency Obligations (excluding Mortgage Backed)	6.7
Total Debt Securities	35.9%
Short-Term and Net Other Assets	2.0%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—94.2%
ADVERTISING—0.9%
Lamar Advertising Co., Cl. A*	80,800	$3,506,720

AEROSPACE & DEFENSE—2.4%
Boeing Co., /The	41,800	4,281,992
Honeywell International, Inc.	64,900	5,149,166
		9,431,158
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	29,900	2,585,752

AIRLINES—0.7%
Copa Holdings SA	11,900	1,560,328
Delta Air Lines, Inc. *	59,900	1,120,729
		2,681,057
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Fossil Group, Inc. *	15,000	1,549,650
Michael Kors Holdings Ltd. *	56,100	3,479,322
PVH Corp.	27,300	3,413,865
		8,442,837
APPAREL RETAIL—0.3%
L Brands, Inc.	22,800	1,122,900

APPLICATION SOFTWARE—2.5%
Cadence Design Systems, Inc. *	257,100	3,722,808
Salesforce.com, Inc. *	106,100	4,050,898
SAP AG #	29,100	2,119,353
		9,893,059
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC	60,100	3,046,469
WABCO Holdings, Inc. *	38,338	2,863,465
		5,909,934
AUTOMOBILE MANUFACTURERS—0.6%
General Motors Co.*	68,000	2,265,080

BIOTECHNOLOGY—3.9%
Amgen, Inc.	43,100	4,252,246
Biogen Idec Inc. *	8,600	1,850,720
Gilead Sciences, Inc. *	128,800	6,595,848
Vertex Pharmaceuticals, Inc. *	35,503	2,835,625
		15,534,439
BROADCASTING—1.4%
CBS Corp., Cl. B	114,700	5,605,389

CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	98,700	4,133,556
DISH Network Corp.	54,500	2,317,340
		6,450,896
CASINOS & GAMING—1.4%
Las Vegas Sands Corp.	103,500	5,478,255

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc.	37,400	909,194

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
F5 Networks, Inc. *	31,100	$2,139,680
QUALCOMM, Inc.	45,100	2,754,708
		5,803,582
COMPUTER HARDWARE—4.9%
Apple, Inc.	49,300	19,526,744

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.*	52,300	3,195,530

CONSTRUCTION & ENGINEERING—1.4%
Chicago Bridge & Iron Co., NV #	42,200	2,517,652
Quanta Services, Inc. *	108,200	2,862,972
		5,380,624
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Caterpillar, Inc.	9,422	777,221
Cummins, Inc.	1,000	108,460
Terex Corp. *	41,600	1,094,080
		1,979,761
CONSUMER FINANCE—0.6%
American Express Co.	29,500	2,205,420

DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Alliance Data Systems Corp. *	15,100	2,733,553
Mastercard, Inc., Cl. A	5,300	3,044,850
Visa, Inc., Cl. A	20,200	3,691,550
		9,469,953
DISTILLERS & VINTNERS—0.6%
Beam, Inc.	40,500	2,555,955

DIVERSIFIED CHEMICALS—0.8%
Eastman Chemical Co.	30,600	2,142,306
PPG Industries, Inc.	7,200	1,054,152
		3,196,458
DRUG RETAIL—2.1%
CVS Caremark Corp.	147,300	8,422,614

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC	47,120	3,100,967

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	38,800	2,087,828

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	24,000	1,528,320

GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.*	36,500	1,840,695

HEALTH CARE EQUIPMENT—1.3%
Covidien PLC	54,500	3,424,780
Insulet Corp. *	51,400	1,614,474
		5,039,254

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.	94,500	$3,407,670
Universal Health Services, Inc., Cl. B	23,000	1,540,080
		4,947,750
HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	86,300	5,323,847

HOME IMPROVEMENT RETAIL—2.9%
Home Depot, Inc., /The	85,700	6,639,179
Lowe’s Companies, Inc.	115,400	4,719,860
		11,359,039
HOTELS RESORTS & CRUISE LINES—0.3%
Wyndham Worldwide Corporation	17,900	1,024,417

HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	46,600	3,587,734

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	77,400	2,572,002

HYPERMARKETS & SUPER CENTERS—0.1%
Costco Wholesale Corp.	5,400	597,078

INDUSTRIAL MACHINERY—0.8%
Ingersoll-Rand PLC	45,800	2,542,816
Timken Co.	8,300	467,124
		3,009,940
INTEGRATED TELECOMMUNICATION SERVICES—0.9%
Verizon Communications, Inc.	67,700	3,408,018

INTERNET RETAIL—3.1%
Amazon.com, Inc. *	35,970	9,988,509
Expedia, Inc.	34,900	2,099,235
		12,087,744
INTERNET SOFTWARE & SERVICES—8.4%
eBay, Inc. *	121,100	6,263,292
Equinix, Inc. *	5,200	960,544
Facebook, Inc. *	186,597	4,638,801
Google, Inc., Cl. A *	16,300	14,350,031
LinkedIn Corp. *	6,800	1,212,440
VistaPrint NV *	72,800	3,594,136
Yahoo! Inc. *	87,400	2,194,614
		33,213,858
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	250,200	6,112,386

IT CONSULTING & OTHER SERVICES—2.4%
International Business Machines Corp.	49,100	9,383,501

LEISURE PRODUCTS—0.0%
BRP, Inc.*(a)	9,100	212,020

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific, Inc.	42,000	3,554,460

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—0.9%
UnitedHealth Group, Inc.	57,200	$3,745,456

MOVIES & ENTERTAINMENT—2.3%
Viacom, Inc., Cl. B	105,400	7,172,470
Walt Disney Co., /The	30,700	1,938,705
		9,111,175
OIL & GAS EQUIPMENT & SERVICES—2.2%
Cameron International Corp. *	49,400	3,021,304
Halliburton Company	73,000	3,045,560
National Oilwell Varco, Inc.	36,600	2,521,740
		8,588,604
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Anadarko Petroleum Corp.	49,300	4,236,349
Pioneer Natural Resources Co.	23,500	3,401,625
		7,637,974
OIL & GAS REFINING & MARKETING—0.9%
Valero Energy Corp.	100,100	3,480,477

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Bank of America Corp.	133,000	1,710,380
Citigroup, Inc.	125,700	6,029,829
		7,740,209
PAPER PRODUCTS—0.3%
International Paper Co.	23,600	1,045,716

PHARMACEUTICALS—4.1%
Actavis, Inc. *	37,200	4,695,384
Bristol-Myers Squibb Co.	74,400	3,324,936
Eli Lilly & Co.	53,100	2,608,272
Pfizer, Inc.	157,242	4,404,348
Sanofi #	20,800	1,071,408
		16,104,348
RAILROADS—0.3%
Union Pacific Corp.	8,800	1,357,664

REGIONAL BANKS—0.3%
Zions Bancorporation	45,200	1,305,376

RESTAURANTS—1.9%
McDonald’s Corp.	50,800	5,029,200
Starbucks Corp.	39,600	2,593,404
		7,622,604
SECURITY & ALARM SERVICES—1.0%
Tyco International Ltd.	119,500	3,937,525

SEMICONDUCTOR EQUIPMENT—1.6%
ASML Holding NV #	31,312	2,476,779
Lam Research Corp. *	85,300	3,782,202
		6,258,981
SEMICONDUCTORS—2.0%
Intel Corp.	118,400	2,867,648

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Microsemi Corp. *	91,900	$2,090,725
NXP Semiconductor NV *	96,700	2,995,766
		7,954,139
SOFT DRINKS—2.6%
Coca-Cola Co., /The	108,900	4,367,979
PepsiCo, Inc.	73,800	6,036,102
		10,404,081
SPECIALTY CHEMICALS—1.6%
Celanese Corp.	42,400	1,899,520
Rockwood Holdings, Inc.	66,700	4,270,801
		6,170,321
SYSTEMS SOFTWARE—1.4%
Microsoft Corp.	162,900	5,624,937

TOBACCO—1.5%
Philip Morris International, Inc.	67,900	5,881,498

TRADING COMPANIES & DISTRIBUTORS—0.9%
MRC Global, Inc. *	58,600	1,618,532
United Rentals, Inc. *	11,000	549,010
WESCO International, Inc. *	18,400	1,250,464
		3,418,006
WIRELESS TELECOMMUNICATION SERVICES—0.2%
SBA Communications Corp., Cl. A*	10,930	810,132

TOTAL COMMON STOCKS (Cost $340,253,030)		372,834,198

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Blackstone Group LP	181,500	3,822,390

TOTAL MASTER LIMITED PARTNERSHIP (Cost $3,170,127)		3,822,390

REAL ESTATE INVESTMENT TRUST—1.6%
MORTGAGE—0.6%
Two Harbors Investment Corp.	239,700	2,456,925

RESIDENTIAL—0.5%
American Homes 4 Rent *(L2)(b)	117,625	1,787,900
Silver Bay Realty Trust Corp.	12,128	200,840
		1,988,740

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.5%
Ryman Hospitality Properties	48,844	$1,905,405

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,769,840)		6,351,070

Total Investments (Cost $350,192,997)(c)	96.8%	383,007,658
Other Assets in Excess of Liabilities	3.2	12,687,116

NET ASSETS	100.0%	$395,694,774

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.0% of the net assets of the Fund.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold only to qualified institutional buyers. These securities are deemed to be illiquid and represent 0.5% of the net assets of the Portfolio.

(c)

At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $351,173,051, amounted to $31,834,607 which consisted of aggregate gross unrealized appreciation of $38,495,431 and aggregate gross unrealized depreciation of $6,660,824.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—95.0%
ADVERTISING—1.3%
Lamar Advertising Co., Cl. A*	80,708	$3,502,727

AEROSPACE & DEFENSE—4.0%
Boeing Co., /The	26,850	2,750,514
Honeywell International, Inc.	52,985	4,203,830
Precision Castparts Corp.	9,450	2,135,795
United Technologies Corp.	21,643	2,011,500
		11,101,639
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	16,000	1,383,680

APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Michael Kors Holdings Ltd. *	33,200	2,059,064
PVH Corp.	13,675	1,710,059
Ralph Lauren Corp.	15,700	2,727,718
		6,496,841
APPAREL RETAIL—2.0%
Gap Inc., /The	84,050	3,507,407
L Brands, Inc.	13,480	663,890
TJX Cos., Inc.	26,750	1,339,105
		5,510,402
APPLICATION SOFTWARE—2.1%
Factset Research Systems, Inc.	27,200	2,772,768
Informatica Corp. *	38,100	1,332,738
Salesforce.com, Inc. *	47,350	1,807,823
		5,913,329
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Affiliated Managers Group, Inc.*	8,400	1,377,096

AUTO PARTS & EQUIPMENT—1.4%
BorgWarner, Inc. *	21,300	1,834,995
WABCO Holdings, Inc. *	27,150	2,027,833
		3,862,828
BIOTECHNOLOGY—4.2%
Alexion Pharmaceuticals, Inc. *	14,765	1,361,924
Amgen, Inc.	13,969	1,378,181
Gilead Sciences, Inc. *	124,500	6,375,645
Regeneron Pharmaceuticals, Inc. *	5,300	1,191,864
Vertex Pharmaceuticals, Inc. *	16,900	1,349,803
		11,657,417
BROADCASTING—1.3%
CBS Corp., Cl. B	71,650	3,501,535

CABLE & SATELLITE—2.5%
AMC Networks, Inc. *	42,050	2,750,490
Comcast Corporation, Cl. A	67,625	2,832,135
Liberty Global PLC, Cl. A *	18,900	1,400,112
		6,982,737

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CASINOS & GAMING—1.6%
Las Vegas Sands Corp.	58,300	$3,085,819
MGM Resorts International *	94,600	1,398,188
		4,484,007
COMMUNICATIONS EQUIPMENT—1.6%
Corning, Inc.	153,600	2,185,728
QUALCOMM, Inc.	35,730	2,182,388
		4,368,116
COMPUTER HARDWARE—5.5%
Apple, Inc.	38,850	15,387,708

COMPUTER STORAGE & PERIPHERALS—1.0%
SanDisk Corp.*	47,200	2,883,920

CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.*	50,500	1,336,230

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.1%
Caterpillar, Inc.	35,600	2,936,644
Cummins, Inc.	25,750	2,792,845
		5,729,489
CONSTRUCTION MATERIALS—0.7%
Eagle Materials Inc.	28,300	1,875,441

CONSUMER FINANCE—1.2%
American Express Co.	43,850	3,278,226

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Alliance Data Systems Corp. *	19,400	3,511,982
Visa, Inc., Cl. A	30,550	5,583,012
		9,094,994
DEPARTMENT STORES—0.7%
Macy’s Inc	42,150	2,023,200

DISTILLERS & VINTNERS—0.9%
Beam, Inc.	41,125	2,595,399

DIVERSIFIED CHEMICALS—1.4%
Eastman Chemical Co.	38,465	2,692,935
PPG Industries, Inc.	8,967	1,312,858
		4,005,793
DRUG RETAIL—1.7%
CVS Caremark Corp.	80,500	4,602,990

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle, Inc.*	26,200	2,893,266

FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Mosaic Co., /The	53,700	2,889,597

GENERAL MERCHANDISE STORES—1.2%
Dollar General Corp.*	66,250	3,340,987

HEALTH CARE FACILITIES—1.1%
HCA Holdings, Inc.	83,800	3,021,828

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.5%
Express Scripts, Inc.*	65,750	$4,056,118

HOME IMPROVEMENT RETAIL—2.0%
Home Depot, Inc., /The	72,900	5,647,563

HOMEBUILDING—1.3%
Lennar Corp., Cl. A	54,400	1,960,576
Standard Pacific Corp. *	204,300	1,701,819
		3,662,395
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	52,075	4,009,254

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	41,500	1,379,045

INDUSTRIAL CONGLOMERATES—1.3%
Danaher Corp.	55,150	3,490,995

INDUSTRIAL MACHINERY—1.5%
Pall Corp.	60,950	4,048,909

INTERNET RETAIL—3.3%
Amazon.com, Inc. *	14,700	4,082,043
Expedia, Inc.	36,100	2,171,415
priceline.com, Inc. *	3,400	2,812,242
		9,065,700
INTERNET SOFTWARE & SERVICES—5.9%
eBay, Inc. *	51,613	2,669,424
Facebook, Inc. *	127,650	3,173,379
Google, Inc., Cl. A *	10,450	9,199,867
Yahoo! Inc. *	51,386	1,290,302
		16,332,972
LIFE SCIENCES TOOLS & SERVICES—1.0%
Charles River Laboratories International Inc.*	64,761	2,657,144

MANAGED HEALTH CARE—0.8%
UnitedHealth Group, Inc.	32,400	2,121,552

MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	25,575	1,402,022

MOVIES & ENTERTAINMENT—2.3%
Viacom, Inc., Cl. B	54,931	3,738,055
Walt Disney Co., /The	43,700	2,759,655
		6,497,710
OIL & GAS EQUIPMENT & SERVICES—2.4%
Cameron International Corp. *	42,685	2,610,615
Halliburton Company	34,500	1,439,340
National Oilwell Varco, Inc.	38,900	2,680,210
		6,730,165
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Pioneer Natural Resources Co.	19,600	2,837,100
Whitinig Petroleum Corp. *	86,900	4,005,221
		6,842,321

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
Citigroup, Inc.	40,000	$1,918,800

PERSONAL PRODUCTS—0.9%
Avon Products, Inc.	113,300	2,382,699

PHARMACEUTICALS—4.9%
AbbVie, Inc.	78,300	3,236,922
Actavis, Inc. *	18,560	2,342,643
Bristol-Myers Squibb Co.	87,175	3,895,851
Eli Lilly & Co.	52,250	2,566,520
Pfizer, Inc.	37,772	1,057,994
Zoetis, Inc.	11,905	367,745
		13,467,675
RAILROADS—1.0%
Union Pacific Corp.	17,500	2,699,900

REAL ESTATE SERVICES—1.7%
Jones Lang LaSalle, Inc.	50,535	4,605,760

REGIONAL BANKS—1.0%
Zions Bancorporation	98,600	2,847,568

RESEARCH & CONSULTING SERVICES—1.0%
Verisk Analytics, Inc., Cl. A*	46,426	2,771,632

SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV #	31,737	2,510,397
Lam Research Corp. *	28,900	1,281,426
		3,791,823
SEMICONDUCTORS—1.9%
Intel Corp.	109,985	2,663,837
Skyworks Solutions, Inc. *	116,650	2,553,468
		5,217,305
SOFT DRINKS—1.5%
PepsiCo, Inc.	49,400	4,040,426

SPECIALTY CHEMICALS—1.2%
Rockwood Holdings, Inc.	53,300	3,412,799

SYSTEMS SOFTWARE—1.0%
Microsoft Corp.	79,450	2,743,409

TOTAL COMMON STOCKS (Cost $251,938,461)		262,945,083
MASTER LIMITED PARTNERSHIP —2.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Blackstone Group LP	175,800	3,702,348

INVESTMENT BANKING & BROKERAGE—0.9%
Apollo Global Management LLC	102,600	2,472,660

TOTAL MASTER LIMITED PARTNERSHIP (Cost $6,474,996)		6,175,008

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—1.4%
RETAIL—0.7%
Simon Property Group, Inc.	12,600	$1,989,792

SPECIALIZED—0.7%
American Tower Corp., Cl. A	26,965	1,973,029

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $4,257,852)		3,962,821

Total Investments (Cost $262,671,309)(a)	98.6%	273,082,912
Other Assets in Excess of Liabilities	1.4	3,800,208

NET ASSETS	100.0%	$276,883,120

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $262,776,732, amounted to $10,306,180 which consisted of aggregate gross unrealized appreciation of $16,399,553 and aggregate gross unrealized depreciation of $6,093,373.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—97.2%
ADVERTISING—1.0%
Lamar Advertising Co., Cl. A*	34,100	$1,479,940

AEROSPACE & DEFENSE—1.3%
B/E Aerospace, Inc. *	17,200	1,084,976
TransDigm Group, Inc.	5,600	877,912
		1,962,888
AIRLINES—1.4%
Copa Holdings SA	11,300	1,481,656
Delta Air Lines, Inc. *	32,100	600,591
		2,082,247
APPAREL ACCESSORIES & LUXURY GOODS—5.2%
Fifth & Pacific Cos, Inc. *	66,810	1,492,536
Fossil Group, Inc. *	14,500	1,497,995
Michael Kors Holdings Ltd. *	26,960	1,672,059
PVH Corp.	14,200	1,775,710
Ralph Lauren Corp.	6,700	1,164,058
		7,602,358
APPAREL RETAIL—2.8%
Gap Inc., /The	40,900	1,706,757
L Brands, Inc.	25,900	1,275,575
Ross Stores, Inc.	16,200	1,049,922
		4,032,254
APPLICATION SOFTWARE—3.4%
Autodesk Inc. *	22,100	750,074
Cadence Design Systems, Inc. *	102,400	1,482,752
Citrix Systems, Inc. *	23,900	1,441,887
Nuance Communications, Inc. *	68,800	1,264,544
		4,939,257
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Affiliated Managers Group, Inc. *	4,500	737,730
T. Rowe Price Group, Inc.	9,800	716,870
WisdomTree Investments, Inc. *	65,700	760,149
		2,214,749
AUTO PARTS & EQUIPMENT—2.8%
BorgWarner, Inc. *	14,800	1,275,020
Delphi Automotive PLC	33,400	1,693,046
WABCO Holdings, Inc. *	14,900	1,112,881
		4,080,947
BIOTECHNOLOGY—6.1%
Alexion Pharmaceuticals, Inc. *	16,050	1,480,452
BioMarin Pharmaceutical, Inc. *	8,100	451,899
Idenix Pharmaceuticals, Inc. *	145,153	524,002
Medivation, Inc. *	7,800	383,760
Merrimack Pharmaceuticals, Inc. *	117,600	791,448
Onyx Pharmaceuticals, Inc. *(L2)	8,750	1,160,513
Portola Pharmaceuticals, Inc. *	42,400	1,041,768
Regeneron Pharmaceuticals, Inc. *	6,900	1,551,672

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc. *	19,700	$1,573,439
		8,958,953
BROADCASTING—3.8%
CBS Corp., Cl. B	31,500	1,539,405
Discovery Communications, Inc., Series C *	14,600	1,017,036
Scripps Networks Interactive, Inc., Cl. A	17,100	1,141,596
Sinclair Broadcast Group, Inc., CL. A	62,600	1,839,188
		5,537,225
CABLE & SATELLITE—2.9%
AMC Networks, Inc. *	14,900	974,609
Liberty Global PLC, Cl. A *	31,900	2,363,152
Sirius XM Radio, Inc.	248,200	831,470
		4,169,231
CASINOS & GAMING—2.1%
MGM Resorts International *	115,600	1,708,568
Wynn Resorts Ltd.	11,100	1,420,800
		3,129,368
COAL & CONSUMABLE FUELS—0.1%
Peabody Energy Corp.	10,400	152,256

COMMUNICATIONS EQUIPMENT—0.8%
F5 Networks, Inc.*	17,000	1,169,600

COMPUTER STORAGE & PERIPHERALS—0.9%
SanDisk Corp. *	13,000	794,300
Western Digital Corp.	7,200	447,048
		1,241,348
CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc. *	32,200	852,012
TPI - Triunfo Participacoes e Investimentos SA	58,100	285,326
		1,137,338
CONSTRUCTION MATERIALS—0.6%
Eagle Materials Inc.	12,800	848,256

DATA PROCESSING & OUTSOURCED SERVICES—2.3%
Alliance Data Systems Corp. *	9,500	1,719,785
Fiserv, Inc. *	9,000	786,690
Paychex, Inc.	23,700	865,524
		3,371,999
DISTILLERS & VINTNERS—1.3%
Beam, Inc.	30,800	1,943,788

DISTRIBUTORS—0.6%
LKQ Corp.*	32,200	829,150

DIVERSIFIED CHEMICALS—2.4%
Eastman Chemical Co.	25,950	1,816,759
PPG Industries, Inc.	11,400	1,669,074
		3,485,833

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Eaton Corp., PLC	22,300	$1,467,563
Hubbell Inc., Cl. B	10,200	1,009,800
		2,477,363
ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
OSI Systems, Inc.*	18,500	1,191,770

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Stericycle, Inc.*	11,800	1,303,074

FOOD RETAIL—0.8%
Whole Foods Market, Inc.	21,700	1,117,116

GENERAL MERCHANDISE STORES—0.9%
Dollar General Corp.*	27,250	1,374,217

HEALTH CARE EQUIPMENT—1.2%
CR Bard, Inc.	11,600	1,260,688
Thoratec Corp. *	16,200	507,222
		1,767,910
HEALTH CARE FACILITIES—0.3%
HCA Holdings, Inc.	11,600	418,296

HEALTH CARE SERVICES—0.6%
Catamaran Corp.*	18,012	877,545

HEALTH CARE TECHNOLOGY—0.5%
Cerner Corp.*	7,600	730,284

HOME IMPROVEMENT RETAIL—0.7%
Lumber Liquidators Holdings, Inc.*	12,200	950,014

HOMEBUILDING—0.5%
Taylor Morrison Home Corp., Cl. A*	31,600	770,408

HOTELS RESORTS & CRUISE LINES—1.6%
Marriott Vacations Worldwide Corp. *	33,148	1,433,320
Norwegian Cruise Line Holdings Ltd *	32,000	969,920
		2,403,240
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	41,100	1,365,753

INDUSTRIAL MACHINERY—1.4%
Ingersoll-Rand PLC	23,700	1,315,824
Pall Corp.	10,900	724,087
		2,039,911
INTERNET RETAIL—1.0%
Expedia, Inc.	24,900	1,497,735

INTERNET SOFTWARE & SERVICES—2.2%
Cornerstone OnDemand, Inc. *	18,900	818,181
LinkedIn Corp. *	7,300	1,301,590
VistaPrint NV *	21,600	1,066,392
		3,186,163
LEISURE PRODUCTS—0.8%
BRP, Inc.*(a)	47,700	1,111,359

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	25,400	$926,338

LIFE SCIENCES TOOLS & SERVICES—1.2%
Charles River Laboratories International Inc. *	26,800	1,099,604
Illumina, Inc. *	7,900	591,236
		1,690,840
METAL & GLASS CONTAINERS—0.6%
Berry Plastics Group, Inc.*	42,700	942,389

OFFICE SERVICES & SUPPLIES—0.8%
West Corp.	52,800	1,168,992

OIL & GAS EQUIPMENT & SERVICES—1.9%
Cameron International Corp. *,^	29,500	1,804,220
Superior Energy Services, Inc. *,^	40,000	1,037,600
		2,841,820
OIL & GAS EXPLORATION & PRODUCTION—4.6%
Cabot Oil & Gas Corp.	20,300	1,441,706
Denbury Resources, Inc. *	54,900	950,868
Pioneer Natural Resources Co.	11,200	1,621,200
Rosetta Resources, Inc. *,^	22,100	939,692
Whiting Petroleum Corp. *,^	40,100	1,848,209
		6,801,675
OIL & GAS REFINING & MARKETING—0.7%
HollyFrontier Corp.	15,600	667,368
Tesoro Corp.	6,600	345,312
		1,012,680
PACKAGED FOODS & MEATS—2.0%
ConAgra Foods, Inc.	31,800	1,110,774
Hershey Co., /The	20,500	1,830,240
		2,941,014
PAPER PRODUCTS—0.7%
International Paper Co.	21,500	952,665

PERSONAL PRODUCTS—0.8%
Avon Products, Inc.	52,300	1,099,869

PHARMACEUTICALS—2.8%
Actavis, Inc. *	18,400	2,322,448
Mylan, Inc. *	23,900	741,617
Zoetis, Inc.	33,700	1,040,993
		4,105,058
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	13,000	1,184,820

REGIONAL BANKS—0.6%
Zions Bancorporation	32,200	929,936

RESEARCH & CONSULTING SERVICES—1.2%
CoStar Group, Inc. *	5,500	709,885
Verisk Analytics, Inc., Cl. A *	18,000	1,074,600
		1,784,485

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.7%
Buffalo Wild Wings, Inc. *	14,700	$1,442,952
Chipotle Mexican Grill, Inc. *	3,000	1,093,050
		2,536,002
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	37,000	1,219,150

SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	26,300	1,166,142

SEMICONDUCTORS—2.8%
Micron Technology, Inc. *	21,900	313,827
Microsemi Corp. *	67,100	1,526,525
NXP Semiconductor NV *	44,700	1,384,806
Skyworks Solutions, Inc. *	42,700	934,703
		4,159,861
SPECIALIZED FINANCE—1.2%
IntercontinentalExchange, Inc. *	5,000	888,800
Moody’s Corp.	14,200	865,206
		1,754,006
SPECIALTY CHEMICALS—3.3%
Celanese Corp.	28,500	1,276,800
Chemtura Corp. *	33,100	671,930
Rockwood Holdings, Inc.	30,800	1,972,124
Valspar Corp., /The	13,300	860,111
		4,780,965
SPECIALTY STORES—1.8%
Dick’s Sporting Goods, Inc.	19,100	956,146
Tractor Supply Co.	14,300	1,681,823
		2,637,969
SYSTEMS SOFTWARE—1.7%
Check Point Software Technologies Ltd. *	15,200	755,136
CommVault Systems, Inc. *	13,200	1,001,748
Fortinet, Inc. *	43,700	764,750
		2,521,634
TOBACCO—0.7%
Lorillard, Inc.	23,500	1,026,480

TRADING COMPANIES & DISTRIBUTORS—1.4%
WESCO International, Inc. *	6,200	421,352
WW Grainger, Inc.	6,600	1,664,388
		2,085,740
WIRELESS TELECOMMUNICATION SERVICES—0.8%
Crown Castle International Corp.*	17,000	1,230,630

TOTAL COMMON STOCKS (Cost $129,855,753)		142,452,303

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —1.0%
INVESTMENT BANKING & BROKERAGE—1.0%
Apollo Global Management LLC	62,230	$1,499,743

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,581,382)		1,499,743

REAL ESTATE INVESTMENT TRUST—0.9%
RESIDENTIAL—0.9%
American Homes 4 Rent*(L2)(b)	87,700	1,333,040

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,315,500)		1,333,040

RIGHTS—0.0%
CONSTRUCTION & ENGINEERING—0.0%

TPI - Triunfo Participacoes e Investimentos SA - Rights*	11,938	107

Total Investments (Cost $132,752,635)(c)	99.1%	145,285,193
Other Assets in Excess of Liabilities	0.9	1,340,867

NET ASSETS	100.0%	$146,626,060

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.8% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold only to qualified institutional buyers. These securities are deemed to be illiquid and represent 0.9% of the net assets of the Portfolio.

(c)

At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $133,599,243, amounted to $11,685,950 which consisted of aggregate gross unrealized appreciation of $15,804,909 and aggregate gross unrealized depreciation of $4,118,959.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ July/ 62.5	26	2,600	$4,810
Cobalt International Energy, Inc./ July/ 27.5	78	7,800	9,750
Ensco PLC/ July/ 60	26	2,600	6,240
Rosetta Resources, Inc./ July/ 50(L2)	26	2,600	18,980
SM Energy Co./ July/ 65(L2)	26	2,600	12,740
Whiting Petroleum Corp./ July/ 50(L2)	14	1,400	5,600
TOTAL PUT OPTIONS WRITTEN (Premiums Received $65,894)			58,120
CALL OPTIONS WRITTEN
Cameron International Corp./ July/ 60(L2)	26	2,600	5,720
Cameron International Corp./ July/ 62.5(L2)	52	5,200	4,940
Rosetta Resources, Inc./ July/ 40	26	2,600	7,670
Rosetta Resources, Inc./ July/ 45	52	5,200	3,120
Superior Energy Services, Inc./ July/ 27.5	52	5,200	780
Whiting Petroleum Corp./ July/ 46	26	2,600	4,290
Whiting Petroleum Corp./ July/ 47	40	4,000	4,800
Whiting Petroleum Corp./ July/ 48	26	2,600	2,340
Whiting Petroleum Corp./ July/ 49	4	400	200
TOTAL CALL OPTIONS WRITTEN (Premiums Received $55,908)			33,860
TOTAL OPTIONS WRITTEN (Premiums Received $121,802)			$91,980

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—91.6%
ADVERTISING—1.0%
Lamar Advertising Co., Cl. A*	16,544	$718,010

AEROSPACE & DEFENSE—2.7%
B/E Aerospace, Inc. *	8,960	565,197
Hexcel Corp. *	14,465	492,533
TransDigm Group, Inc.	3,940	617,674
Triumph Group, Inc.	3,905	309,081
		1,984,485
AIRLINES—1.3%
Alaska Air Group, Inc. *	5,090	264,680
Copa Holdings SA	5,340	700,181
		964,861
ALTERNATIVE CARRIERS—0.7%
Cogent Communications Group, Inc.	17,470	491,781

APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Fifth & Pacific Cos, Inc. *	34,530	771,400
Fossil Group, Inc. *	5,740	593,000
		1,364,400
APPAREL RETAIL—2.3%
ANN, Inc. *	23,455	778,706
Ascena Retail Group, Inc. *	22,960	400,652
Children’s Place Retail Stores, Inc., /The *	8,600	471,280
		1,650,638
APPLICATION SOFTWARE—4.1%
ANSYS, Inc. *	5,890	430,559
Aspen Technology, Inc. *	22,050	634,820
Cadence Design Systems, Inc. *	56,760	821,885
Nuance Communications, Inc. *	23,240	427,151
Ultimate Software Group, Inc. *	5,660	663,861
		2,978,276
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group, Inc. *	2,250	368,865
WisdomTree Investments, Inc. *	30,015	347,274
		716,139
AUTO PARTS & EQUIPMENT—1.8%
Dana Holding Corp.	38,026	732,381
WABCO Holdings, Inc. *	8,135	607,603
		1,339,984
BIOTECHNOLOGY—4.8%
Acorda Therapeutics, Inc. *	9,665	318,848
Alkermes PLC *	23,290	667,957
Cepheid, Inc. *	14,050	483,601
Medivation, Inc. *	4,590	225,828
Onyx Pharmaceuticals, Inc. *(L2)	5,585	740,739
Pharmacyclics, Inc. *	6,710	533,244
Synageva BioPharma Corp. *	4,225	177,450

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Theravance, Inc. *	10,245	$394,740
		3,542,407
BROADCASTING—0.9%
Sinclair Broadcast Group, Inc., CL. A	23,660	695,131

BUILDING PRODUCTS—0.7%
AO Smith Corp.	13,940	505,743

CABLE & SATELLITE—1.6%
AMC Networks, Inc. *	12,300	804,543
Cablevision Systems Corp.	23,525	395,690
		1,200,233
COMMUNICATIONS EQUIPMENT—1.4%
Aruba Networks, Inc. *	28,975	445,056
JDS Uniphase Corp. *	40,500	582,390
		1,027,446
CONSTRUCTION MATERIALS—0.6%
Eagle Materials Inc.	6,860	454,612

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Alliance Data Systems Corp. *	2,020	365,681
MAXIMUS, Inc.	6,970	519,126
Total System Services, Inc.	19,505	477,482
WEX, Inc. *	8,160	625,872
		1,988,161
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Hubbell Inc., Cl. B	6,290	622,710

ELECTRONIC EQUIPMENT MANUFACTURERS—2.0%
Cognex Corp.	9,480	428,686
FEI Co.	6,365	464,581
OSI Systems, Inc. *	8,655	557,555
		1,450,822
ELECTRONIC MANUFACTURING SERVICES—0.6%
Trimble Navigation Ltd.*	16,900	439,569

ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Tetra Tech, Inc. *	23,350	548,958
Waste Connections, Inc.	12,357	508,367
		1,057,325
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	13,150	709,969

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	6,995	347,791

HEALTH CARE EQUIPMENT—2.2%
Insulet Corp. *	20,660	648,930
Sirona Dental Systems, Inc. *	7,010	461,819
Thoratec Corp. *	9,810	307,151
Wright Medical Group, Inc. *	7,480	196,051
		1,613,951

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.9%
Healthsouth Corp. *	12,425	$357,840
Tenet Healthcare Corporation *	7,960	366,956
Universal Health Services, Inc., Cl. B	9,615	643,820
		1,368,616
HEALTH CARE SUPPLIES—1.6%
Align Technology, Inc. *	16,845	623,939
Endologix, Inc. *	38,935	517,057
		1,140,996
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc. *	4,405	373,192
HMS Holdings Corp. *	18,690	435,477
		808,669
HOME IMPROVEMENT RETAIL—0.6%
Lumber Liquidators Holdings, Inc.*	5,435	423,223

HOMEBUILDING—0.5%
Taylor Morrison Home Corp., Cl. A*	14,600	355,948

HOTELS RESORTS & CRUISE LINES—1.1%
Marriott Vacations Worldwide Corp.*	18,465	798,427

HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp. *	16,640	728,000
Tupperware Brands Corp.	9,430	732,617
		1,460,617
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	20,135	669,086

INDUSTRIAL MACHINERY—3.3%
Actuant Corp., Cl. A	22,005	725,505
Lincoln Electric Holdings, Inc.	8,535	488,800
Middleby Corp. *	2,715	461,794
Nordson Corp.	5,275	365,610
Timken Co.	6,275	353,157
		2,394,866
INSURANCE BROKERS—0.9%
Brown & Brown, Inc.	19,435	626,584

INTERNET SOFTWARE & SERVICES—2.3%
AOL, Inc.	9,985	364,253
Cornerstone OnDemand, Inc. *	12,825	555,194
DealerTrack Holdings, Inc. *	21,850	774,146
		1,693,593
INVESTMENT BANKING & BROKERAGE—0.7%
LPL Financial Holdings, Inc.	13,775	520,144

IT CONSULTING & OTHER SERVICES—1.0%
Gartner, Inc.*	12,775	728,047

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	12,845	643,663

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—(CONT.)
Six Flags Entertainment Corp.	19,740	$694,058
		1,337,721
LEISURE PRODUCTS—0.8%
Brunswick Corp.	17,520	559,764

LIFE SCIENCES TOOLS & SERVICES—1.2%
Charles River Laboratories International Inc. *	12,200	500,566
Mettler-Toledo International, Inc. *	1,695	341,034
		841,600
MANAGED HEALTH CARE—1.1%
Centene Corp. *	7,105	372,728
Molina Healthcare, Inc. *	11,250	418,275
		791,003
METAL & GLASS CONTAINERS—2.8%
Berry Plastics Group, Inc. *	32,455	716,282
Crown Holdings, Inc. *	18,060	742,808
Owens-Illinois, Inc. *	21,060	585,257
		2,044,347
OIL & GAS EQUIPMENT & SERVICES—1.5%
Dresser-Rand Group, Inc. *	8,380	502,632
Oceaneering International, Inc.	4,600	332,120
Oil States International, Inc. *	2,915	270,046
		1,104,798
OIL & GAS EXPLORATION & PRODUCTION—3.0%
Nothern Oil and Gas, Inc. *	15,310	204,235
Oasis Petroleum, Inc. *	5,765	224,086
SM Energy Co.	11,650	698,767
Whitinig Petroleum Corp. *	14,325	660,239
WPX Energy, Inc. *	22,180	420,089
		2,207,416
PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	23,965	816,008
Hain Celestial Group, Inc. *	10,480	680,886
		1,496,894
PHARMACEUTICALS—0.8%
Questcor Pharmaceuticals, Inc.	5,210	236,847
ViroPharma, Inc. *	13,240	379,326
		616,173
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	8,225	697,809

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	6,560	597,878

REGIONAL BANKS—2.3%
Signature Bank *	5,115	424,647
Texas Capital Bancshares, Inc. *	12,165	539,640
Zions Bancorporation	24,690	713,047
		1,677,334

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.7%
Equifax, Inc.	8,995	$530,075

RESTAURANTS—1.1%
Dunkin’ Brands Group, Inc.	18,850	807,157

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	17,622	781,359

SEMICONDUCTORS—2.0%
Microsemi Corp. *	32,145	731,299
ON Semiconductor Corp. *	49,445	399,516
Skyworks Solutions, Inc. *	16,035	351,006
		1,481,821
SPECIALIZED CONSUMER SERVICES—0.2%
Sotheby’s	3,955	149,934

SPECIALTY CHEMICALS—4.5%
Chemtura Corp. *	33,871	687,581
Cytec Industries, Inc.	9,680	709,060
PolyOne Corp.	26,121	647,279
Rockwood Holdings, Inc.	11,105	711,053
Valspar Corp., /The	8,175	528,677
		3,283,650
SPECIALTY STORES—2.0%
Dick’s Sporting Goods, Inc.	13,895	695,584
GNC Holdings, Inc., Cl. A	16,960	749,801
		1,445,385
SYSTEMS SOFTWARE—2.4%
CommVault Systems, Inc. *	9,360	710,330
Fortinet, Inc. *	28,255	494,463
NetSuite, Inc. *	5,890	540,349
		1,745,142
THRIFTS & MORTGAGE FINANCE—0.5%
Northwest Bancshares, Inc.	27,330	369,228

TRADING COMPANIES & DISTRIBUTORS—2.0%
MRC Global, Inc. *	12,510	345,526
United Rentals, Inc. *	10,530	525,552
WESCO International, Inc. *	8,630	586,495
		1,457,573
TOTAL COMMON STOCKS (Cost $56,168,840)		66,877,321

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	57,855	604,006

TOTAL MASTER LIMITED PARTNERSHIP (Cost $553,062)		604,006

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—2.7%
MORTGAGE—0.7%
Two Harbors Investment Corp.	48,769	$499,882

RETAIL—1.5%
Tanger Factory Outlet Centers	16,620	556,105
Taubman Centers, Inc.	7,210	541,832
		1,097,937
SPECIALIZED—0.5%
Omega Healthcare Investors, Inc.	11,200	347,424

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,999,088)		1,945,243

Total Investments (Cost $58,720,990)(a)	95.1%	69,426,570
Other Assets in Excess of Liabilities	4.9	3,587,439

NET ASSETS	100.0%	$73,014,009

‡                           Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*                           Non-income producing security.

(a)                   At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $58,858,573, amounted to $10,567,997 which consisted of aggregate gross unrealized appreciation of $11,693,589 and aggregate gross unrealized depreciation of $1,125,592.

(L2)            Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—92.0%
AEROSPACE & DEFENSE—1.5%
Esterline Technologies Corp. *	34,550	$2,497,619
Hexcel Corp. *	135,700	4,620,585
		7,118,204
AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	125,500	4,570,710

AIRLINES—1.1%
Alaska Air Group, Inc. *	50,500	2,626,000
US Airways Group, Inc. *	181,100	2,973,662
		5,599,662
ALTERNATIVE CARRIERS—0.9%
Cogent Communications Group, Inc.	151,500	4,264,725

APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Fifth & Pacific Cos, Inc.*	248,500	5,551,490

APPAREL RETAIL—2.9%
ANN, Inc. *	155,100	5,149,320
Children’s Place Retail Stores, Inc., /The *	52,600	2,882,480
DSW, Inc., Cl. A	45,900	3,372,273
Stage Stores, Inc.	124,100	2,916,350
		14,320,423
APPLICATION SOFTWARE—4.4%
Aspen Technology, Inc. *	169,100	4,868,389
BroadSoft, Inc. *	126,800	3,499,680
Cadence Design Systems, Inc. *	374,500	5,422,760
Synchronoss Technologies, Inc. *	110,000	3,395,700
Ultimate Software Group, Inc. *	36,600	4,292,814
		21,479,343
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Financial Engines, Inc.	58,100	2,648,779
WisdomTree Investments, Inc. *	345,400	3,996,278
		6,645,057
AUTO PARTS & EQUIPMENT—1.8%
American Axle & Manufacturing Holdings, Inc. *	207,800	3,871,314
Dana Holding Corp.	269,700	5,194,422
		9,065,736
BIOTECHNOLOGY—5.2%
ACADIA Pharmaceuticals, Inc. *	102,300	1,856,745
Acorda Therapeutics, Inc. *	93,200	3,074,668
Aegerion Pharmaceuticals, Inc. *	22,600	1,431,484
Alkermes PLC *	155,300	4,454,004
Cepheid, Inc. *	95,000	3,269,900
Cubist Pharmaceuticals, Inc. *	49,700	2,400,510
Idenix Pharmaceuticals, Inc. *	81,300	293,493
Orexigen Therapeutics, Inc. *	302,900	1,771,965
Portola Pharmaceuticals, Inc. *	89,700	2,203,929
Synageva BioPharma Corp. *	50,200	2,108,400

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Theravance, Inc. *	70,330	$2,709,815
		25,574,913
BROADCASTING—1.0%
Nexstar Broadcasting Group, Inc.	142,400	5,049,504

BUILDING PRODUCTS—0.7%
AO Smith Corp.	93,500	3,392,180

COMMUNICATIONS EQUIPMENT—2.3%
Aruba Networks, Inc. *	216,300	3,322,368
Finisar Corp. *	149,400	2,532,330
RADWARE Ltd. *	200,800	2,769,032
Ruckus Wireless, Inc. *	201,600	2,582,496
		11,206,226
COMPUTER HARDWARE—0.5%
Silicon Graphics International Corp.*	168,500	2,254,530

CONSTRUCTION & ENGINEERING—0.6%
Primoris Services Corp.	147,900	2,916,588

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Lindsay Corp.	30,700	2,301,886

CONSTRUCTION MATERIALS—0.8%
Eagle Materials Inc.	57,800	3,830,406

CONSUMER FINANCE—0.4%
Portfolio Recovery Associates, Inc.*	12,400	1,905,012

DATA PROCESSING & OUTSOURCED SERVICES—1.6%
MAXIMUS, Inc.	48,000	3,575,040
WEX, Inc. *	54,900	4,210,830
		7,785,870
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Acuity Brands Inc.	41,800	3,156,736

ELECTRONIC EQUIPMENT MANUFACTURERS—2.5%
Cognex Corp.	125,500	5,675,110
FEI Co.	40,400	2,948,796
OSI Systems, Inc. *	59,200	3,813,664
		12,437,570
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Tetra Tech, Inc.*	184,900	4,346,999

FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	93,500	5,048,065

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	46,800	2,326,896

FOOTWEAR—0.6%
Wolverine World Wide, Inc.	57,700	3,150,997

HEALTH CARE EQUIPMENT—3.3%
HeartWare International, Inc. *	36,000	3,423,960
Insulet Corp. *	150,900	4,739,769

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
NxStage Medical, Inc. *	196,900	$2,811,732
Thoratec Corp. *	47,300	1,480,963
Wright Medical Group, Inc. *	149,300	3,913,153
		16,369,577
HEALTH CARE FACILITIES—0.9%
Healthsouth Corp.*	145,500	4,190,400

HEALTH CARE SERVICES—1.2%
Team Health Holdings, Inc.*	148,400	6,094,788

HEALTH CARE SUPPLIES—1.7%
Align Technology, Inc. *	120,000	4,444,800
Endologix, Inc. *	281,100	3,733,008
		8,177,808
HEALTH CARE TECHNOLOGY—1.8%
athenahealth, Inc. *	40,100	3,397,272
Greenway Medical Technologies *	143,700	1,773,258
HMS Holdings Corp. *	151,000	3,518,300
		8,688,830
HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	76,300	2,197,440

HOME IMPROVEMENT RETAIL—0.8%
Lumber Liquidators Holdings, Inc. *	31,200	2,429,544
Tile Shop Holdings, Inc. *	58,200	1,685,472
		4,115,016
HOMEBUILDING—1.1%
Taylor Morrison Home Corp., Cl. A *	131,300	3,201,094
William Lyon Homes, Cl. A *	93,300	2,352,093
		5,553,187
HOMEFURNISHING RETAIL—1.2%
Pier 1 Imports, Inc.	240,600	5,651,694

HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group	91,500	1,822,680
Marriott Vacations Worldwide Corp. *	121,700	5,262,308
		7,084,988
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
On Assignment, Inc.*	185,400	4,953,888

INDUSTRIAL MACHINERY—4.2%
Actuant Corp., Cl. A	145,300	4,790,541
Chart Industries, Inc. *	27,300	2,568,657
ExOne Co., /The *	96,300	5,943,636
Middleby Corp. *	29,100	4,949,619
RBC Bearings, Inc. *	47,400	2,462,430
		20,714,883
INTERNET SOFTWARE & SERVICES—4.4%
Cornerstone OnDemand, Inc. *	129,500	5,606,055
DealerTrack Holdings, Inc. *	140,300	4,970,829
Demandware, Inc. *	42,100	1,785,461

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
E2open, Inc. *	115,100	$2,014,250
Trulia, Inc. *	134,000	4,166,060
VistaPrint NV *	65,200	3,218,924
		21,761,579
IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	138,100	3,608,553

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	83,850	4,201,724
Six Flags Entertainment Corp.	131,400	4,620,024
		8,821,748
LEISURE PRODUCTS—0.8%
Brunswick Corp.	123,800	3,955,410

LIFE SCIENCES TOOLS & SERVICES—1.3%
Charles River Laboratories International Inc. *	77,800	3,192,134
PAREXEL International Corp. *	69,900	3,211,206
		6,403,340
MANAGED HEALTH CARE—1.2%
Centene Corp. *	57,700	3,026,942
Molina Healthcare, Inc. *	79,100	2,940,938
		5,967,880
METAL & GLASS CONTAINERS—1.1%
Berry Plastics Group, Inc.*	252,300	5,568,261

MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp.*	175,700	4,826,479

OIL & GAS EQUIPMENT & SERVICES—1.0%
Bristow Group, Inc.	47,800	3,122,296
Dril-Quip, Inc. *	19,095	1,724,088
		4,846,384
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Approach Resources, Inc. *	147,500	3,624,075
Berry Petroleum Co., Cl. A	55,300	2,340,296
Energy XXI Bermuda Ltd.	107,600	2,386,568
Kodiak Oil & Gas Corp. *	366,000	3,253,740
Nothern Oil and Gas, Inc. *	271,000	3,615,140
Rosetta Resources, Inc. *	80,800	3,435,616
		18,655,435
PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	157,100	5,349,255
Hain Celestial Group, Inc. *	68,450	4,447,196
		9,796,451
PHARMACEUTICALS—1.8%
Auxilium Pharmaceuticals, Inc. *	87,900	1,461,777
Questcor Pharmaceuticals, Inc.	52,000	2,363,920
Santarus, Inc. *	91,600	1,928,180
ViroPharma, Inc. *	105,600	3,025,440
		8,779,317

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RAILROADS—0.7%
Genesee & Wyoming, Inc., Cl. A*	38,600	$3,274,824

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	45,500	4,146,870

REGIONAL BANKS—0.9%
Texas Capital Bancshares, Inc.*	96,500	4,280,740

RESEARCH & CONSULTING SERVICES—1.0%
CoStar Group, Inc.*	37,100	4,788,497

RESTAURANTS—2.1%
Buffalo Wild Wings, Inc. *	46,900	4,603,704
Domino’s Pizza, Inc.	94,000	5,466,100
		10,069,804
SEMICONDUCTORS—2.8%
Applied Micro Circuits Corporation *	231,200	2,034,560
Cypress Semiconductor Corp.	311,900	3,346,687
Microsemi Corp. *	219,600	4,995,900
Semtech Corp. *	101,500	3,555,545
		13,932,692
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	51,500	1,952,365

SPECIALTY CHEMICALS—2.7%
Chemtura Corp. *	226,000	4,587,800
Cytec Industries, Inc.	66,000	4,834,500
PolyOne Corp.	156,000	3,865,680
		13,287,980
SPECIALTY STORES—1.0%
Five Below, Inc.	129,200	4,749,392

SYSTEMS SOFTWARE—1.7%
CommVault Systems, Inc. *	63,600	4,826,604
Cyan, Inc. *	156,700	1,637,515
Sourcefire, Inc. *	36,100	2,005,355
		8,469,474
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	217,300	2,935,723

TRADING COMPANIES & DISTRIBUTORS—0.9%
Beacon Roofing Supply, Inc.*	116,180	4,400,898

TRUCKING—0.7%
Avis Budget Group, Inc.*	117,700	3,383,875

TOTAL COMMON STOCKS (Cost $364,340,784)		451,756,198

MASTER LIMITED PARTNERSHIP —0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Fortress Investment Group LLC, Cl. A	543,500	3,565,360

TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,772,532)		3,565,360

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—2.6%
MORTGAGE—0.7%
Two Harbors Investment Corp.	321,200	$3,292,300

OFFICE—0.4%
Dupont Fabros Technology, Inc.	84,500	2,040,675

RESIDENTIAL—1.0%
American Homes 4 Rent *(L2)(a)	142,600	2,167,520
Silver Bay Realty Trust Corp.	175,482	2,905,982
		5,073,502
SPECIALIZED—0.5%
Omega Healthcare Investors, Inc.	72,500	2,248,950

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $13,388,612)		12,655,427

Total Investments (Cost $380,501,928)(b)	95.3%	467,976,985
Other Assets in Excess of Liabilities	4.7	22,867,332

NET ASSETS	100.0%	$490,844,317

‡                           Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*                           Non-income producing security.

(a)                   Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold only to qualified institutional buyers. These securities are deemed to be illiquid and represent 0.4% of the net assets of the Portfolio.

(b)                   At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $382,376,999, amounted to $85,599,986 which consisted of aggregate gross unrealized appreciation of $97,734,718 and aggregate gross unrealized depreciation of $12,134,732.

(L2)            Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡(Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—93.5%
AEROSPACE & DEFENSE—3.9%
Boeing Co., /The	4,200	$430,248
General Dynamics Corp.	5,000	391,650
Honeywell International, Inc.	5,900	468,106
		1,290,004
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	2,850	246,468

AIRLINES—0.6%
Copa Holdings SA	1,400	183,568

APPAREL RETAIL—0.5%
L Brands, Inc.	3,400	167,450

ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Ameriprise Financial, Inc.	2,900	234,552
BlackRock, Inc.	1,600	410,960
		645,512
AUTO PARTS & EQUIPMENT—1.4%
BorgWarner, Inc. *	1,950	167,992
Delphi Automotive PLC	5,900	299,071
		467,063
BIOTECHNOLOGY—0.8%
Amgen, Inc.	2,500	246,650

CABLE & SATELLITE—0.8%
Comcast Corporation, Cl. A	5,950	249,186

CASINOS & GAMING—0.7%
Las Vegas Sands Corp.	4,400	232,892

COMMODITY CHEMICALS—0.6%
LyondellBasell Industries NV, Cl. A	3,200	212,032

COMMUNICATIONS EQUIPMENT—3.2%
Cisco Systems, Inc.	18,800	457,028
Corning, Inc.	12,250	174,317
QUALCOMM, Inc.	6,700	409,236
		1,040,581
COMPUTER HARDWARE—3.2%
Apple, Inc.	2,650	1,049,612

COMPUTER STORAGE & PERIPHERALS—0.5%
Western Digital Corp.	2,700	167,643

CONSUMER FINANCE—0.8%
American Express Co.	3,500	261,660

DIVERSIFIED BANKS—1.9%
Wells Fargo & Co.	15,400	635,558

DIVERSIFIED CHEMICALS—0.6%
Dow Chemical Co., /The	5,700	183,369

DRUG RETAIL—1.1%
CVS Caremark Corp.	6,400	365,952

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—1.0%
Southern Co., /The	7,600	$335,388

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp., PLC	5,550	365,245

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Mosaic Co., /The	3,750	201,788

FOOTWEAR—0.6%
NIKE, Inc., Cl. B	3,100	197,408

GENERAL MERCHANDISE STORES—1.2%
Target Corp.	5,900	406,274

HEALTH CARE EQUIPMENT—0.8%
Medtronic, Inc.	5,150	265,071

HOME IMPROVEMENT RETAIL—1.9%
Home Depot, Inc., /The	7,900	612,013

HOUSEHOLD PRODUCTS—2.3%
Procter & Gamble Co., /The	9,966	767,282

HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	5,450	405,971

INDUSTRIAL CONGLOMERATES—2.3%
General Electric Co.	32,850	761,791

INDUSTRIAL MACHINERY—0.5%
Timken Co.	2,900	163,212

INTEGRATED OIL & GAS—5.5%
Exxon Mobil Corp.	11,850	1,070,647
Royal Dutch Shell PLC #	11,350	724,130
		1,794,777
INTEGRATED TELECOMMUNICATION SERVICES—3.5%
AT&T, Inc.	11,300	400,020
Verizon Communications, Inc.	14,800	745,032
		1,145,052
INTERNET SOFTWARE & SERVICES—1.9%
Google, Inc., Cl. A*	700	616,259

INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	18,050	440,961

IT CONSULTING & OTHER SERVICES—3.5%
Accenture Ltd.	6,450	464,142
International Business Machines Corp.	3,500	668,885
		1,133,027
LEISURE FACILITIES—0.9%
Six Flags Entertainment Corp.	8,000	281,280

MANAGED HEALTH CARE—1.7%
UnitedHealth Group, Inc.	8,300	543,484

MOVIES & ENTERTAINMENT—1.7%
Viacom, Inc., Cl. B	8,150	554,608

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	7,000	$292,040

OIL & GAS EXPLORATION & PRODUCTION—1.4%
ConocoPhillips	7,400	447,700

OIL & GAS REFINING & MARKETING—0.4%
HollyFrontier Corp.	3,450	147,591

OIL, GAS & CONSUMABLE FUELS—0.5%
Williams Cos., Inc., /The	4,650	150,986

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
JPMorgan Chase & Co.	13,750	725,863

PACKAGED FOODS & MEATS—0.6%
Kraft Foods Group, Inc.	3,472	193,981

PAPER PRODUCTS—1.2%
International Paper Co.	9,150	405,437

PHARMACEUTICALS—9.6%
AbbVie, Inc.	5,750	237,705
Bristol-Myers Squibb Co.	18,300	817,827
Eli Lilly & Co.	4,700	230,864
Johnson & Johnson	9,800	841,428
Pfizer, Inc.	22,936	642,437
Roche Holding AG #	4,300	266,019
Zoetis, Inc.	3,131	96,717
		3,132,997
RAILROADS—1.5%
CSX Corp.	20,650	478,873

RESTAURANTS—2.1%
Darden Restaurants, Inc.	4,000	201,920
McDonald’s Corp.	5,000	495,000
		696,920
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	8,250	271,837

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	4,150	231,280

SEMICONDUCTORS—2.2%
Intel Corp.	17,550	425,061
Xilinx, Inc.	7,150	283,212
		708,273
SOFT DRINKS—4.3%
Coca-Cola Co., /The	15,050	603,655
PepsiCo, Inc.	9,850	805,632
		1,409,287
SPECIALIZED FINANCE—1.5%
CME Group, Inc.	6,630	503,747

SPECIALTY CHEMICALS—0.7%
Rockwood Holdings, Inc.	3,350	214,501

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.5%
Tiffany & Co.	2,250	$163,890

SYSTEMS SOFTWARE—1.8%
Microsoft Corp.	17,550	606,002

TOBACCO—3.3%
Altria Group, Inc.	14,650	512,603
Philip Morris International, Inc.	6,750	584,685
		1,097,288
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group PLC#	5,550	159,507

TOTAL COMMON STOCKS (Cost $24,950,241)		30,674,091

MASTER LIMITED PARTNERSHIP —2.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Blackstone Group LP	15,200	320,112

INVESTMENT BANKING & BROKERAGE—1.1%
Apollo Global Management LLC	14,350	345,835

TOTAL MASTER LIMITED PARTNERSHIP (Cost $688,458)		665,947

REAL ESTATE INVESTMENT TRUST—3.4%
MORTGAGE—0.4%
Two Harbors Investment Corp.	13,700	140,425

RETAIL—0.9%
Simon Property Group, Inc.	1,950	307,944

SPECIALIZED—2.1%
Health Care REIT, Inc.	5,000	335,150
Plum Creek Timber Co., Inc.	7,500	350,025
		685,175
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,065,952)		1,133,544

Total Investments (Cost $26,704,651)(a)	99.0%	32,473,582
Other Assets in Excess of Liabilities	1.0	328,952

NET ASSETS	100.0%	$32,802,534

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,734,534, amounted to $5,739,048 which consisted of aggregate gross unrealized appreciation of $6,187,417 and aggregate gross unrealized depreciation of $448,369.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2013

	SHARES	VALUE
COMMON STOCKS—58.2%
AEROSPACE & DEFENSE—2.6%
Boeing Co., /The	7,500	$768,300
General Dynamics Corp.	8,400	657,972
Honeywell International, Inc.	12,600	999,684
		2,425,956
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	4,800	415,104

AIRLINES—0.4%
Copa Holdings SA	2,500	327,800

APPAREL RETAIL—0.3%
L Brands, Inc.	5,800	285,650

ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Ameriprise Financial, Inc.	5,100	412,488
BlackRock, Inc.	2,400	616,440
		1,028,928
AUTO PARTS & EQUIPMENT—0.9%
BorgWarner, Inc. *	3,400	292,910
Delphi Automotive PLC	10,400	527,176
		820,086
BIOTECHNOLOGY—0.5%
Amgen, Inc.	4,400	434,104

CABLE & SATELLITE—0.5%
Comcast Corporation, Cl. A	11,000	460,680

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	7,700	407,561

COMMUNICATIONS EQUIPMENT—2.0%
Cisco Systems, Inc.	33,900	824,109
Corning, Inc.	23,000	327,290
QUALCOMM, Inc.	11,700	714,636
		1,866,035
COMPUTER HARDWARE—2.0%
Apple, Inc.	4,600	1,821,968

COMPUTER STORAGE & PERIPHERALS—0.3%
Western Digital Corp.	4,700	291,823

CONSUMER FINANCE—0.5%
American Express Co.	6,200	463,512

DIVERSIFIED BANKS—1.2%
Wells Fargo & Co.	27,400	1,130,798

DIVERSIFIED CHEMICALS—0.4%
Dow Chemical Co., /The	10,100	324,917

DRUG RETAIL—0.7%
CVS Caremark Corp.	11,000	628,980

ELECTRIC UTILITIES—0.7%
Southern Co., /The	13,900	613,407

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC	10,400	$684,424

FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Mosaic Co., /The	6,500	349,765

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	5,700	362,976

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	10,300	709,258

HOME IMPROVEMENT RETAIL—1.1%
Home Depot, Inc., /The	12,700	983,869

HOUSEHOLD PRODUCTS—1.5%
Procter & Gamble Co., /The	17,700	1,362,723

HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	9,600	715,104

INDUSTRIAL CONGLOMERATES—1.5%
General Electric Co.	60,300	1,398,357

INDUSTRIAL MACHINERY—0.3%
Timken Co.	5,100	287,028

INTEGRATED OIL & GAS—3.5%
Exxon Mobil Corp.	21,700	1,960,595
Royal Dutch Shell PLC #	20,000	1,276,000
		3,236,595
INTEGRATED TELECOMMUNICATION SERVICES—2.2%
AT&T, Inc.	19,900	704,460
Verizon Communications, Inc.	26,000	1,308,840
		2,013,300
INTERNET SOFTWARE & SERVICES—1.2%
Google, Inc., Cl. A*	1,300	1,144,481

INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	22,400	547,232

IT CONSULTING & OTHER SERVICES—2.2%
Accenture Ltd.	11,500	827,540
International Business Machines Corp.	6,100	1,165,771
		1,993,311
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	14,400	506,304

MANAGED HEALTH CARE—1.0%
UnitedHealth Group, Inc.	14,700	962,556

MOVIES & ENTERTAINMENT—1.0%
Viacom, Inc., Cl. B	14,200	966,310

OIL & GAS EQUIPMENT & SERVICES—0.6%
Halliburton Company	12,200	508,984

OIL & GAS EXPLORATION & PRODUCTION—0.9%
ConocoPhillips	13,200	798,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS REFINING & MARKETING—0.3%
HollyFrontier Corp.	6,000	$256,680

OIL, GAS & CONSUMABLE FUELS—0.3%
Williams Cos., Inc., /The	8,400	272,748

OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
JPMorgan Chase & Co.	24,700	1,303,913

PACKAGED FOODS & MEATS—0.4%
Kraft Foods Group, Inc.	6,000	335,220

PAPER PRODUCTS—0.8%
International Paper Co.	16,000	708,960

PHARMACEUTICALS—6.3%
AbbVie, Inc.	10,200	421,668
Bristol-Myers Squibb Co.	33,400	1,492,646
Eli Lilly & Co.	13,000	638,560
Johnson & Johnson	17,200	1,476,792
Pfizer, Inc.	40,289	1,128,495
Roche Holding AG #	7,400	457,801
Zoetis, Inc.	5,474	169,092
		5,785,054
RAILROADS—0.9%
CSX Corp.	37,000	858,030

RESTAURANTS—1.3%
Darden Restaurants, Inc.	6,800	343,264
McDonald’s Corp.	8,900	881,100
		1,224,364
SECURITY & ALARM SERVICES—0.5%
Tyco International Ltd.	14,700	484,365

SEMICONDUCTOR EQUIPMENT—0.4%
Kla-Tencor Corp.	7,300	406,829

SEMICONDUCTORS—1.4%
Intel Corp.	31,100	753,242
Xilinx, Inc.	12,500	495,125
		1,248,367
SOFT DRINKS—2.7%
Coca-Cola Co., /The	27,400	1,099,014
PepsiCo, Inc.	17,500	1,431,325
		2,530,339
SPECIALIZED FINANCE—0.8%
CME Group, Inc.	9,600	729,408

SPECIALTY CHEMICALS—0.5%
Rockwood Holdings, Inc.	7,800	499,434

SPECIALTY STORES—0.3%
Tiffany & Co.	4,000	291,360

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	30,800	1,063,524

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—2.1%
Altria Group, Inc.	25,900	$906,241
Philip Morris International, Inc.	12,300	1,065,426
		1,971,667
WIRELESS TELECOMMUNICATION SERVICES—0.3%
Vodafone Group PLC#	10,300	296,022

TOTAL COMMON STOCKS (Cost $49,704,549)		53,544,770

MASTER LIMITED PARTNERSHIP —1.3%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Blackstone Group LP	26,700	562,302

INVESTMENT BANKING & BROKERAGE—0.7%
Apollo Global Management LLC	25,200	607,320

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,209,103)		1,169,622

REAL ESTATE INVESTMENT TRUST—2.6%
MORTGAGE—0.3%
Two Harbors Investment Corp.	24,300	249,075

RESIDENTIAL—0.6%
American Homes 4 Rent*(L2)(a)	35,700	542,640

RETAIL—0.4%
Simon Property Group, Inc.	2,600	410,592

SPECIALIZED—1.3%
Health Care REIT, Inc.	8,900	596,567
Plum Creek Timber Co., Inc.	13,100	611,377
		1,207,944
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,466,626)		2,410,251

	PRINCIPAL AMOUNT
CORPORATE BONDS—29.2%
AGRICULTURAL PRODUCTS—1.3%
Cargill, Inc., 6.00%, 11/27/17(L2)(b)	1,000,000	1,165,008

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc., 5.50%, 2/22/16(L2)	1,250,000	1,396,686

COMPUTER HARDWARE—4.0%
Dell, Inc., 3.10%, 4/1/16(L2)	1,750,000	1,749,065
Hewlett-Packard Co., 4.38%, 9/15/21(L2)	2,000,000	1,971,680
		3,720,745
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
John Deere Capital Corp., 2.75%, 3/15/22(L2)	1,750,000	1,675,980

DIVERSIFIED BANKS—2.5%
Wachovia Corp., 5.75%, 2/1/18(L2)	2,000,000	2,305,882

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
HEALTH CARE EQUIPMENT—2.5%
Baxter International, Inc., 5.90%, 9/1/16(L2)	$2,000,000	$2,281,356

INDUSTRIAL CONGLOMERATES—2.5%
General Electric Capital Corp., 6.00%, 8/7/19(L2)	2,000,000	2,324,882

INTEGRATED OIL & GAS—2.4%
Total Capital SA, 4.45%, 6/24/20(L2)	2,000,000	2,183,688

INTEGRATED TELECOMMUNICATION SERVICES—2.9%
AT&T, Inc., 2.63%, 12/1/22(L2)	1,500,000	1,375,818
Verizon Communications, Inc., 2.00%, 11/1/16(L2)	1,300,000	1,325,722
		2,701,540
INVESTMENT BANKING & BROKERAGE—1.8%
Goldman Sachs Group, Inc., /The, 5.75%, 1/24/22(L2)	1,500,000	1,657,346

IT CONSULTING & OTHER SERVICES—1.7%
International Business Machines Corp., 1.95%, 7/22/16(L2)	1,525,000	1,564,302

OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
JPMorgan Chase & Co., 3.45%, 3/1/16(L2)	2,000,000	2,087,500

PACKAGED FOODS & MEATS—2.0%
Campbell Soup Co., 2.50%, 8/2/22(L2)	2,000,000	1,827,456

TOTAL CORPORATE BONDS (Cost $27,588,065)		26,892,371

U.S. TREASURY OBLIGATIONS —6.7%
1.50%, 12/31/13 (L2)	1,000,000	1,006,855
4.75%, 5/15/14 (L2)	2,052,000	2,133,600
4.25%, 11/15/14 (L2)	1,900,000	2,004,796
4.50%, 2/15/16 (L2)	940,000	1,036,718

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,097,466)		6,181,969

Total Investments (Cost $87,065,809)(c)	98.0%	90,198,983
Other Assets in Excess of Liabilities	2.0	1,804,175

NET ASSETS	100.0%	$92,003,158

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*                     Non-income producing security.

#                     American Depositary Receipts.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(a)             Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold only to qualified institutional buyers. These securities are deemed to be illiquid and represent 0.6% of the net assets of the Portfolio.

(b)             Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.3% of the net assets of the Fund.

(c)              At June 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $87,076,748, amounted to $3,122,235 which consisted of aggregate gross unrealized appreciation of $4,980,798 and aggregate gross unrealized depreciation of $1,858,563.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities (Unaudited) June 30, 2013

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$383,007,658	$273,082,912
Cash and cash equivalents#	10,950,497	4,158,771
Receivable for investment securities sold	8,151,250	—
Receivable for shares of beneficial interest sold	233,641	32,020
Dividends and interest receivable	256,698	74,859
Receivable from Investment Manager	—	—
Prepaid expenses	18,959	13,807
Total Assets	402,618,703	277,362,369
LIABILITIES:
Payable for investment securities purchased	5,984,876	—
Written options outstanding, at value**	—	—
Payable for shares of beneficial interest redeemed	550,758	204,035
Accrued investment advisory fees	266,823	163,901
Accrued transfer agent fees	12,642	9,987
Accrued distribution fees	3,291	1,042
Accrued administrative fees	9,059	6,348
Accrued shareholder servicing fees	3,294	2,308
Accrued other expenses	93,186	91,628
Total Liabilities	6,923,929	479,249
NET ASSETS	$395,694,774	$276,883,120
Net Assets Consist of:
Paid in capital (par value $.001 per share)	332,912,295	294,934,202
Undistributed net investment income (accumulated loss)	2,121,109	2,800,090
Undistributed net realized gain (accumulated loss)	27,846,709	(31,262,775)
Net unrealized appreciation on investments	32,814,661	10,411,603
NET ASSETS	$395,694,774	$276,883,120
Net Asset Value Per Share
Class I-2	$67.21	$50.86
Class S	$65.64	$50.40
Net Assets By Class
Class I-2	$379,652,046	$271,919,606
Class S	$16,042,728	$4,963,514
Shares of Beneficial Interest Outstanding— Note 6
Class I-2	5,648,657	5,346,240
Class S	244,416	98,478

*Identified Cost	$350,192,997	$262,671,309
**Written options premiums received	$—	$—
# Alger Mid Cap Growth Portfolio includes restricted cash of $902,000 held as collateral for written options.

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$145,285,193	$69,426,570	$467,976,985	$32,473,582	$90,198,983
Cash and cash equivalents#	1,378,657	1,507,296	20,048,606	390,090	903,043
Receivable for investment securities sold	2,373,263	2,145,506	7,736,740	107,637	2,247,976
Receivable for shares of beneficial interest sold	52,072	1,432,242	313,734	10,006	28,723
Dividends and interest receivable	21,585	46,814	280,910	52,492	444,262
Receivable from Investment Manager	—	3,964	—	—	—
Prepaid expenses	10,810	7,663	18,205	7,316	10,080
Total Assets	149,121,580	74,570,055	496,375,180	33,041,123	93,833,067
LIABILITIES:
Payable for investment securities purchased	2,128,144	1,393,690	4,473,798	168,776	1,678,796
Written options outstanding, at value**	91,980	—	—	—	—
Payable for shares of beneficial interest redeemed	55,655	71,301	583,569	9,498	37,636
Accrued investment advisory fees	92,240	47,705	326,327	16,074	54,624
Accrued transfer agent fees	7,220	3,399	15,718	2,329	3,868
Accrued distribution fees	1,302	—	—	—	—
Accrued administrative fees	3,337	1,619	11,079	755	2,116
Accrued shareholder servicing fees	1,214	589	4,029	275	769
Accrued other expenses	114,428	37,743	116,343	40,882	52,100
Total Liabilities	2,495,520	1,556,046	5,530,863	238,589	1,829,909
NET ASSETS	$146,626,060	$73,014,009	$490,844,317	$32,802,534	$92,003,158
Net Assets Consist of:
Paid in capital (par value $.001 per share)	190,361,998	53,539,184	371,132,716	35,051,716	101,868,220
Undistributed net investment income (accumulated loss)	168,515	2,636	(753,788)	137,950	1,734,433
Undistributed net realized gain (accumulated loss)	(56,466,833)	8,766,609	32,990,332	(8,156,063)	(14,732,669)
Net unrealized appreciation on investments	12,562,380	10,705,580	87,475,057	5,768,931	3,133,174
NET ASSETS	$146,626,060	$73,014,009	$490,844,317	$32,802,534	$92,003,158
Net Asset Value Per Share
Class I-2	$15.38	$10.10	$31.87	$13.10	$12.47
Class S	$14.78	$—	$—	$—	$—
Net Assets By Class
Class I-2	$140,336,419	$73,014,009	$490,844,317	$32,802,534	$92,003,158
Class S	$6,289,641	$—	$—	$—	$—
Shares of Beneficial Interest Outstanding— Note 6
Class I-2	9,126,325	7,230,851	15,403,748	2,503,882	7,378,865
Class S	425,426	—	—	—	—

*Identified Cost	$132,752,635	$58,720,990	$380,501,928	$26,704,651	$87,065,809
**Written options premiums received	$121,802	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations (Unaudited)

For the six months ended June 30, 2013

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes below*)	$2,958,145	$1,855,781
Interest	1,001	1,021
Total Income	2,959,146	1,856,802
EXPENSES
Advisory fees—Note 3(a)	1,569,506	1,003,918
Distribution fees—Note3(c):
Class S	18,940	6,455
Administrative fees—Note 3(b)	53,286	38,884
Custodian fees	26,424	14,185
Fund accounting fees	34,098	26,788
Interest	25	426
Transfer agent fees and expenses—Note 3(e)	65,046	47,023
Printing fees	39,580	50,750
Professional fees	29,014	26,057
Registration fees	22,751	11,156
Trustee fees—Note 3(f)	10,514	10,408
Miscellaneous	19,094	12,709
Total Expenses	1,888,278	1,248,759
Less, expense reimbursement/waivers Note 3(a)	—	—
Net Expenses	1,888,278	1,248,759
NET INVESTMENT INCOME (LOSS)	1,070,868	608,043
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	26,539,420	36,062,379
Net realized gain (loss) on foreign currency transactions	757	(2,319)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	10,380,159	(12,991,594)
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	36,920,336	23,068,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,991,204	$23,676,509

*Foreign withholding taxes	$4,623	$4,208

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes below*)	$566,671	$336,808	$1,543,012	$505,811	$745,818
Interest	447	259	2,235	1,366	346,800
Total Income	567,118	337,067	1,545,247	507,177	1,092,618
EXPENSES
Advisory fees—Note 3(a)	555,140	286,441	1,923,716	94,653	332,945
Distribution fees—Note3(c):
Class S	8,017	—	—	—	—
Administrative fees—Note 3(b)	20,087	9,725	65,311	4,450	12,896
Custodian fees	40,295	18,300	20,840	5,716	10,160
Fund accounting fees	18,643	11,108	38,975	9,773	15,692
Interest	1,651	—	—	—	—
Transfer agent fees and expenses—Note 3(e)	29,057	13,666	74,580	7,449	16,754
Printing fees	51,675	7,725	62,300	4,670	19,575
Professional fees	19,790	14,990	30,617	16,960	18,056
Registration fees	13,600	11,566	15,755	12,306	13,002
Trustee fees—Note 3(f)	10,273	10,202	10,599	10,161	10,224
Miscellaneous	10,033	3,891	22,836	2,639	4,008
Total Expenses	778,261	387,614	2,265,529	168,777	453,312
Less, expense reimbursement/waivers Note 3(a)	—	(37,519)	—	—	—
Net Expenses	778,261	350,095	2,265,529	168,777	453,312
NET INVESTMENT INCOME (LOSS)	(211,143)	(13,028)	(720,282)	338,400	639,306
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	11,424,220	4,673,015	34,796,968	967,399	5,751,110
Net realized gain (loss) on foreign currency transactions	7,052	(121)	—	—	(33)
Net realized gain on options written	1,095,061	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	5,954,863	3,218,554	30,070,433	2,685,593	(1,443,793)
Net change in unrealized appreciation (depreciation) on written options	10,011	—	—	—	—
Net realized and unrealized gain on investments, options and foreign currency	18,491,207	7,891,448	64,867,401	3,652,992	4,307,284
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,280,064	$7,878,420	$64,147,119	$3,991,392	$4,946,590

*Foreign withholding taxes	$259	$—	$—	$3,302	$5,092

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Net investment income (loss)	$1,070,868	$4,119,447
Net realized gain (loss) on investments, options and foreign currency transactions	26,540,177	30,035,398
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	10,380,159	22,420,073
Net increase in net assets resulting from operations	37,991,204	56,574,918
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	(3,565,696)
Class S	—	(73,356)
Net realized gains
Class I-2	—	(119,745)
Class S	—	(4,900)
Return of capital
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	—	(3,763,697)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(5,038,476)	1,086,100
Class S	898,135	(411,066)
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(4,140,341)	675,034
Total increase (decrease)	33,850,863	53,486,255
Net Assets:
Beginning of period	361,843,911	308,357,656
END OF PERIOD	$395,694,774	$361,843,911
Undistributed net investment income	$2,121,109	$1,050,241

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Net investment income (loss)	$608,043	$3,944,960	$(211,143)	$327,370	$(13,028)	$(6,237)
Net realized gain (loss) on investments, options and foreign currency transactions	36,060,060	15,350,627	12,526,333	(233,048)	4,672,894	6,129,043
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(12,991,594)	9,666,661	5,964,874	21,149,141	3,218,554	2,000,434
Net increase in net assets resulting from operations	23,676,509	28,962,248	18,280,064	21,243,463	7,878,420	8,123,240
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	(3,483,923)	—	—	—	—
Class S	—	(13,010)	—	—	—	—
Net realized gains
Class I-2	—	—	—	—	—	(5,806,812)
Class S	—	—	—	—	—	—
Net realized gains
Class I-2	—	—	—	—	—	—
Class S	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	(3,496,933)	—	—	—	(5,806,812)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(28,452,286)	(48,720,991)	(8,368,262)	(19,158,277)	(1,485,186)	6,422,397
Class S	(458,049)	(2,202,969)	(774,462)	(1,495,330)	—	—
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(28,910,335)	(50,923,960)	(9,142,724)	(20,653,607)	(1,485,186)	6,422,397
Total increase (decrease)	(5,233,826)	(25,458,645)	9,137,340	589,856	6,393,234	8,738,825
Net Assets:
Beginning of period	282,116,946	307,575,591	137,488,720	136,898,864	66,620,775	57,881,950
END OF PERIOD	$276,883,120	$282,116,946	$146,626,060	$137,488,720	$73,014,009	$66,620,775
Undistributed net investment income	$2,800,090	$2,192,047	$168,515	$379,658	$2,636	$15,664

	Alger Small Cap Growth Portfolio
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Net investment income (loss)	$(720,282)	$239,962
Net realized gain on investments, options and foreign currency transactions	34,796,968	49,682,241
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	30,070,433	17,029,180
Net increase in net assets resulting from operations	64,147,119	66,951,383
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	(71,122,416)
Class S	—	—
Return of capital
Class I-2	—	(25,676,097)
Class S	—	—
Total dividends and distributions to shareholders	—	(96,798,513)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(21,025,301)	(14,174,824)
Class S	—	(54,936,885)
Net decrease from shares of beneficial interest transactions— Note 6	(21,025,301)	(69,111,709)
Total increase (decrease)	43,121,818	(98,958,839)
Net Assets:
Beginning of period	447,722,499	546,681,338
END OF PERIOD	$490,844,317	$447,722,499
Undistributed net investment income (accumulated loss)	$(753,788)	$(33,506)

See Notes to Financial Statements.

	Alger Growth & Income Portfolio		Alger Balanced Portfolio
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Net investment income (loss)	$338,400	$730,034	$639,306	$1,120,511
Net realized gain on investments, options and foreign currency transactions	967,399	1,093,562	5,751,077	2,146,278
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	2,685,593	1,822,344	(1,443,793)	2,777,412
Net increase in net assets resulting from operations	3,991,392	3,645,940	4,946,590	6,044,201
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(318,065)	(1,025,736)	—	(1,388,408)
Class S	—	—	—	—
Net realized gains
Class I-2	—	—	—	—
Class S	—	—	—	—
Return of capital
Class I-2	—	—	—	—
Class S	—	—	—	—
Total dividends and distributions to shareholders	(318,065)	(1,025,736)	—	(1,388,408)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(1,369,546)	(3,112,525)	(6,072,138)	(13,338,359)
Class S	—	—	—	—
Net decrease from shares of beneficial interest transactions— Note 6	(1,369,546)	(3,112,525)	(6,072,138)	(13,338,359)
Total increase (decrease)	2,303,781	(492,321)	(1,125,548)	(8,682,566)
Net Assets:
Beginning of period	30,498,753	30,991,074	93,128,706	101,811,272
END OF PERIOD	$32,802,534	$30,498,753	$92,003,158	$93,128,706
Undistributed net investment income (accumulated loss)	$137,950	$117,615	$1,734,433	$1,095,127

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$60.81	$51.96	$52.16	$45.92	$30.39	$55.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.18	0.69	0.15	0.08	0.18	0.05
Net realized and unrealized gain (loss) on investments	6.22	8.80	(0.29)	6.34	15.35	(25.05)
Total from investment operations	6.40	9.49	(0.14)	6.42	15.53	(25.00)
Dividends from net investment income	—	(0.62)	(0.06)	(0.18)	—	—
Distributions from net realized gains	—	(0.02)	—	—	—	—
Net asset value, end of period	$67.21	$60.81	$51.96	$52.16	$45.92	$30.39
Total return	10.54%	18.30%	(0.30)%	14.03%	51.10%	(45.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$379,652	$348,152	$296,320	$284,225	$249,483	$183,335
Ratio of gross expenses to average net assets	0.97%	0.96%	0.97%	0.98%	0.99%	0.95%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.97%	0.96%	0.94%	0.94%	0.95%	0.91%
Ratio of net investment income to average net assets	0.56%	1.18%	0.28%	0.17%	0.49%	0.12%
Portfolio turnover rate	63.83%	139.19%	156.27%	203.56%	285.33%	317.72%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Capital Appreciation Portfolio

	Class S
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$59.46	$50.72	$51.04	$45.01	$29.86	$54.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.10	0.48	(0.04)	(0.08)	0.08	(0.05)
Net realized and unrealized gain (loss) on investments	6.08	8.60	(0.28)	6.20	15.07	(24.66)
Total from investment operations	6.18	9.08	(0.32)	6.12	15.15	(24.71)
Dividends from net investment income	—	(0.32)	—	(0.09)	—	—
Distributions from net realized gains	—	(0.02)	—	—	—	—
Net asset value, end of period	$65.64	$59.46	$50.72	$51.04	$45.01	$29.86
Total return	10.39%	17.89%	(0.63)%	13.63%	50.69%	(45.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,043	$13,692	$12,038	$12,760	$13,307	$9,369
Ratio of gross expenses to average net assets	1.22%	1.30%	1.31%	1.34%	1.24%	1.20%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.22%	1.30%	1.28%	1.30%	1.20%	1.16%
Ratio of net investment income to average net assets	0.31%	0.83%	(0.07)%	(0.18)%	0.23%	(0.12)%
Portfolio turnover rate	63.83%	139.19%	156.27%	203.56%	285.33%	317.72%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$46.82	$43.13	$43.68	$38.80	$26.48	$49.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.11	0.59	0.26	0.40	0.26	0.21
Net realized and unrealized gain (loss) on investments	3.93	3.65	(0.37)	4.77	12.27	(22.91)
Total from investment operations	4.04	4.24	(0.11)	5.17	12.53	(22.70)
Dividends from net investment income	—	(0.55)	(0.44)	(0.29)	(0.21)	(0.09)
Net asset value, end of period	$50.86	$46.82	$43.13	$43.68	$38.80	$26.48
Total return	8.63%	9.87%	(0.35)%	13.39%	47.57%	(46.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$271,920	$277,121	$300,951	$345,893	$350,117	$267,928
Ratio of gross expenses to average net assets	0.88%	0.87%	0.85%	0.85%	0.87%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.88%	0.87%	0.85%	0.85%	0.87%	0.83%
Ratio of net investment income to average net assets	0.44%	1.28%	0.59%	1.02%	0.83%	0.54%
Portfolio turnover rate	113.41%	154.11%	53.27%	53.52%	74.63%	181.23%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio

	Class S
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$46.46	$42.58	$43.11	$38.38	$26.23	$48.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.04	0.36	0.08	0.23	0.18	0.12
Net realized and unrealized gain (loss) on investments	3.90	3.62	(0.37)	4.70	12.15	(22.73)
Total from investment operations	3.94	3.98	(0.29)	4.93	12.33	(22.61)
Dividends from net investment income	—	(0.10)	(0.24)	(0.20)	(0.18)	—
Net asset value, end of period	$50.40	$46.46	$42.58	$43.11	$38.38	$26.23
Total return	8.48%	9.38%	(0.76)%	12.91%	47.25%	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,964	$4,996	$6,625	$8,369	$9,318	$7,547
Ratio of gross expenses to average net assets	1.16%	1.31%	1.25%	1.27%	1.12%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.16%	1.31%	1.25%	1.27%	1.12%	1.08%
Ratio of net investment income to average net assets	0.15%	0.78%	0.19%	0.60%	0.58%	0.30%
Portfolio turnover rate	113.41%	154.11%	53.27%	53.52%	74.63%	181.23%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$13.55	$11.66	$12.75	$10.68	$7.04	$23.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.03	(0.05)	0.01	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.85	1.86	(1.00)	2.06	3.66	(10.60)
Total from investment operations	1.83	1.89	(1.05)	2.07	3.64	(10.65)
Dividends from net investment income	—	—	(0.04)	—	—	(0.03)
Distributions from net realized gains	—	—	—	—	—	(5.90)
Net asset value, end of period	$15.38	$13.55	$11.66	$12.75	$10.68	$7.04
Total return	13.21%	16.21%	(8.27)%	19.38%	51.70%	(58.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$140,336	$131,230	$130,151	$159,609	$183,873	$128,806
Ratio of gross expenses to average net assets	1.05%	1.03%	1.00%	0.98%	0.98%	0.92%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.05%	1.03%	1.00%	0.98%	0.98%	0.92%
Ratio of net investment income to average net assets	(0.27)%	0.25%	(0.39)%	0.12%	(0.25)%	(0.33)%
Portfolio turnover rate	95.43%	227.21%	245.35%	214.93%	280.22%	353.68%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio

	Class S
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$13.05	$11.28	$12.34	$10.38	$6.86	$23.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.02)	(0.10)	(0.03)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	1.77	1.79	(0.96)	1.99	3.56	(10.37)
Total from investment operations	1.73	1.77	(1.06)	1.96	3.52	(10.45)
Distributions from net realized gains	—	—	—	—	—	(5.90)
Net asset value, end of period	$14.78	$13.05	$11.28	$12.34	$10.38	$6.86
Total return	12.95%	15.69%	(8.59)%	18.88%	51.31%	(58.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,290	$6,259	$6,748	$8,859	$9,561	$7,143
Ratio of gross expenses to average net assets	1.40%	1.45%	1.38%	1.39%	1.23%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.45%	1.38%	1.39%	1.23%	1.17%
Ratio of net investment income to average net assets	(0.62)%	(0.17)%	(0.78)%	(0.31)%	(0.50)%	(0.58)%
Portfolio turnover rate	95.43%	227.21%	245.35%	214.93%	280.22%	353.68%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger SMid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(ii)
Net asset value, beginning of period	$9.02	$8.60	$8.96	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00	0.00	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.08	1.23	(0.29)	1.76	2.31	(4.98)
Total from investment operations	1.08	1.23	(0.34)	1.72	2.28	(5.03)
Distributions from net realized gains	—	(0.81)	(0.02)	(0.01)	—	—
Net asset value, end of period	$10.10	$9.02	$8.60	$8.96	$7.25	$4.97
Total return	11.53%	14.54%	(3.87)%	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$73,014	$66,621	$57,882	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.10%	1.08%	1.06%	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.09)%	(0.07)%	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.04)%	(0.01)%	(0.54)%	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	48.86%	94.59%	59.22%	65.55%	74.57%	77.82%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$27.78	$31.03	$32.05	$25.58	$17.58	$33.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.02	(0.22)	(0.19)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	4.14	3.72	(0.80)	6.66	8.13	(15.21)
Total from investment operations	4.09	3.74	(1.02)	6.47	8.00	(15.38)
Distributions from net realized gains	—	(5.20)	—	—	—	(0.36)
Return of capital	—	(1.79)	—	—	—	—
Net asset value, end of period	$31.87	$27.78	$31.03	$32.05	$25.58	$17.58
Total return	14.69%	12.50%	(3.18)%	25.29%	45.51%	(46.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$490,844	$447,722	$497,693	$530,423	$326,880	$248,212
Ratio of gross expenses to average net assets	0.95%	0.96%	0.94%	0.95%	0.97%	0.92%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.95%	0.96%	0.94%	0.95%	0.97%	0.92%
Ratio of net investment income to average net assets	(0.30)%	0.07%	(0.69)%	(0.68)%	(0.61)%	(0.66)%
Portfolio turnover rate	43.11%	83.35%	66.91%	68.99%	86.65%	57.34%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Growth & Income Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$11.67	$10.74	$10.25	$9.26	$7.20	$12.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.13	0.27	0.17	0.16	0.13	0.19
Net realized and unrealized gain (loss) on investments	1.43	1.05	0.50	0.97	2.13	(4.90)
Total from investment operations	1.56	1.32	0.67	1.13	2.26	(4.71)
Dividends from net investment income	(0.13)	(0.39)	(0.18)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$13.10	$11.67	$10.74	$10.25	$9.26	$7.20
Total return	13.34%	12.34%	6.51%	12.27%	32.17%	(39.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,803	$30,499	$30,991	$32,935	$34,544	$29,516
Ratio of gross expenses to average net assets	1.04%	1.09%	1.09%	1.12%	0.94%	0.84%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Ratio of net expenses to average net assets	1.04%	1.09%	1.04%	1.07%	0.89%	0.79%
Ratio of net investment income to average net assets	2.09%	2.35%	1.58%	1.72%	1.72%	1.86%
Portfolio turnover rate	18.22%	41.86%	79.18%	41.75%	62.00%	72.01%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Balanced Portfolio

	Class I-2
	Six months ended 6/30/2013(i)	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$11.84	$11.31	$11.61	$10.79	$8.64	$14.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.13	0.14	0.28	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.55	0.56	(0.12)	0.82	2.21	(4.35)
Total from investment operations	0.63	0.69	0.02	1.10	2.46	(4.09)
Dividends from net investment income	—	(0.16)	(0.32)	(0.28)	(0.31)	(0.33)
Distributions from net realized gains	—	—	—	—	—	(1.55)
Net asset value, end of period	$12.47	$11.84	$11.31	$11.61	$10.79	$8.64
Total return	5.32%	6.23%	0.03%	10.33%	29.25%	(31.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$92,003	$93,129	$101,811	$119,804	$127,756	$118,759
Ratio of gross expenses to average net assets	0.97%	0.95%	0.93%	0.91%	0.89%	0.85%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.97%	0.95%	0.89%	0.87%	0.85%	0.81%
Ratio of net investment income to average net assets	1.36%	1.13%	1.20%	2.60%	2.60%	2.19%
Portfolio turnover rate	61.97%	122.50%	102.79%	69.30%	104.04%	76.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares; Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

techniques for Level 3 securities also may include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events.  Inputs for Level 3 include unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolios’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Portfolio and any excess collateral is returned to the borrower on the next business day. The Portfolios are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Portfolios. Collateral is returned to the borrower upon settlement of the loan. In the event the borrower fails to return loaned securities when due, the collateral may be used to replace the loaned securities. The Portfolios will be responsible for any diminution in collateral value, as defined in the securities lending agreement.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

The Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly.  The dividends from net investment income of the other Portfolios are declared and paid annually.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present each Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Portfolios’ tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolios, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management”) are payable monthly and computed based on the following rates.  The

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2013, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Portfolio (a)	.81%	.65%	.60%	.81%
Alger Large Cap Growth Portfolio (b)	.71	.60	N/A	.71
Alger Mid Cap Growth Portfolio (b)	.76	.70	N/A	.76
Alger SMid Cap Growth Portfolio (b)	.81	.75	N/A	.81
Alger Small Cap Growth Portfolio (b)	.81	.75	N/A	.81
Alger Growth & Income Portfolio (b)	.585	.55	N/A	.585
Alger Balanced Portfolio (a)	.71	.55	N/A	.71

(a)         Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b)         Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2014. For the six months ended June 30, 2013, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $37,519.

(b) Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Brokerage Commissions: During the six months ended June 30, 2013, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $163,157, $119,419, $59,534, $18,639, $143,692, $5,824 and $11,315, respectively, in connection with securities transactions.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

(e) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  For the six months ended June 30, 2013, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $19,377, $14,140, $7,304, $3,536, $23,750, $1,618, and $4,689, respectively, for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

(f) Trustee Fees: From January 1, 2013, through February 28, 2013, each Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the audit committee received an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds advised by Alger Management.  Additionally, each member of a Portfolio’s audit committee receives $75 from the Portfolio for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund (including a Portfolio) may lend uninvested cash in an amount up to 15% of its net assets to other Funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended June 30, 2013, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio incurred interest expense of $323 and $579, respectively, in connection with interfund loans.

(h) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the six months ended June 30, 2013, were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$242,991,885	$248,784,267
Alger Large Cap Growth Portfolio	313,657,833	333,675,693
Alger Mid Cap Growth Portfolio	134,245,040	135,105,715
Alger SMid Cap Growth Portfolio	33,819,160	37,105,681
Alger Small Cap Growth Portfolio	198,060,748	219,221,352
Alger Growth & Income Portfolio	5,764,703	6,568,177
Alger Balanced Portfolio	56,519,254	59,320,527

Written call and put options activity for the six months ended June 30, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2012	423	$111,682
Call Options written	3,217	778,806
Call Options closed	(1,460)	(335,699)
Call Options expired	(611)	(112,331)
Call Options exercised	(1,375)	(386,550)
Call Options outstanding at June 30, 2013	304	$55,908

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2012	425	$96,491
Put Options written	4,794	985,528
Put Options closed	(1,543)	(300,831)
Put Options expired	(1,840)	(313,013)
Put Options exercised	(1,640)	(402,281)
Put Options outstanding at June 30, 2013	196	$65,894

As of June 30, 2013, Alger Mid Cap Growth Portfolio had portfolio securities and cash valued at $2,288,056 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (g).  For the six months ended June 30, 2013, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Portfolio	$76,298	1.35%
Alger Mid Cap Growth Portfolio	318,209	1.83

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The highest amount borrowed during the six months ended June 30, 2013 for the Portfolio’s was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Portfolio	$1,140,000
Alger Mid Cap Growth Portfolio	3,160,442

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	455,588	$29,900,930	1,396,544	$82,066,917
Dividends reinvested	—	—	60,422	3,667,619
Shares redeemed	(532,047)	(34,939,406)	(1,435,233)	(84,648,436)
Net increase (decrease)	(76,459)	$(5,038,476)	21,733	$1,086,100
Class S:
Shares sold	41,652	$2,675,837	74,688	$4,272,403
Dividends reinvested	—	—	1,306	78,256
Shares redeemed	(27,508)	(1,777,702)	(83,074)	(4,761,725)
Net increase (decrease)	14,144	$898,135	(7,080)	$(411,066)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	156,750	$7,865,284	352,783	$16,395,249
Dividends reinvested	—	—	74,235	3,483,746
Shares redeemed	(729,948)	(36,317,570)	(1,486,128)	(68,599,986)
Net decrease	(573,198)	$(28,452,286)	(1,059,110)	$(48,720,991)
Class S:
Shares sold	2,648	$127,032	4,274	$194,444
Dividends reinvested	—	—	280	13,010
Shares redeemed	(11,702)	(585,081)	(52,614)	(2,410,423)
Net decrease	(9,054)	$(458,049)	(48,060)	$(2,202,969)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	593,473	$8,731,501	1,001,768	$12,983,688
Shares redeemed	(1,149,808)	(17,099,763)	(2,480,894)	(32,141,965)
Net decrease	(556,335)	$(8,368,262)	(1,479,126)	$(19,158,277)
Class S:
Shares sold	3,978	$53,264	32,045	$388,563
Shares redeemed	(58,029)	(827,726)	(150,882)	(1,883,893)
Net decrease	(54,051)	$(774,462)	(118,837)	$(1,495,330)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	FOR THE SIX MONTHS ENDED JUNE 30, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	375,565	$3,714,058	1,909,624	$17,447,756
Dividends reinvested	—	—	652,479	5,806,812
Shares redeemed	(529,321)	(5,199,244)	(1,905,071)	(16,832,171)
Net increase (decrease)	(153,756)	$(1,485,186)	657,032	$6,422,397

Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	1,702,875	$52,544,956	1,779,903	$56,217,590
Dividends reinvested	—	—	3,354,985	96,798,513
Shares redeemed	(2,416,261)	(73,570,257)	(5,055,825)	(167,190,927)
Net increase (decrease)	(713,386)	$(21,025,301)	79,063	$(14,174,824)
Class S:
Shares redeemed	—	—	(1,617,481)	(54,936,885)
Net decrease	—	$—	(1,617,481)	$(54,936,885)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	98,891	$1,277,795	229,048	$2,656,447
Dividends reinvested	24,309	318,066	89,017	1,025,736
Shares redeemed	(232,213)	(2,965,407)	(591,014)	(6,794,708)
Net decrease	(109,013)	$(1,369,546)	(272,949)	$(3,112,525)

Alger Balanced Portfolio
Class I-2:
Shares sold	202,266	$2,524,371	479,825	$5,639,610
Dividends reinvested	—	—	118,560	1,388,408
Shares redeemed	(691,948)	(8,596,509)	(1,735,634)	(20,366,377)
Net decrease	(489,682)	$(6,072,138)	(1,137,249)	$(13,338,359)

During the year ended December 31, 2012, shares redeemed for the Class I-2 shares and the Class S shares of Alger Small Cap Growth Portfolio include redemption-in-kind transactions of 2,362,924 and 1,576,912 valued at $82,371,516 and $53,629,837, respectively. The Fund had realized gains on these transactions of $26,564,522.

NOTE 7 — Income Tax Information:

At December 31, 2012, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration. The amount utilized in any given year may be limited by certain provisions of the Internal Revenue Code.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Expiration Dates	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
POST ACT	—	—	$872,305	—
2016	—	$16,566,853	12,529,837	$66,437
2017	—	50,004,808	52,743,376	245,028
Total	—	66,571,661	66,145,518	311,465

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2016	—	$2,685,928	—
2017	—	5,947,315	$20,371,335
2018	—	437,582	—
Total	—	9,070,825	20,371,335

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments. The following is a summary of the inputs used as of June 30, 2013 in valuing the Portfolios’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Portfolios have determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$83,568,025	$83,568,025	—	—
Consumer Staples	31,448,960	31,448,960	—	—
Energy	19,707,055	19,707,055	—	—
Financials	17,363,391	17,363,391	—	—
Health Care	54,249,554	54,249,554	—	—
Industrials	39,454,456	39,454,456	—	—
Information Technology	110,324,284	110,324,284	—	—
Materials	12,500,323	12,500,323	—	—
Telecommunication Services	4,218,150	4,218,150	—	—
TOTAL COMMON STOCKS	$372,834,198	$372,834,198	—	—
MASTER LIMITED PARTNERSHIP
Financials	$3,822,390	$3,822,390	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$6,351,070	$4,563,170	$1,787,900	—
TOTAL INVESTMENTS IN SECURITIES	$383,007,658	$381,219,758	$1,787,900	—

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$65,980,654	$65,980,654	—	—
Consumer Staples	17,630,768	17,630,768	—	—
Energy	13,572,486	13,572,486	—	—
Financials	14,027,450	14,027,450	—	—
Health Care	36,981,734	36,981,734	—	—
Industrials	36,834,785	36,834,785	—	—
Information Technology	65,733,576	65,733,576	—	—
Materials	12,183,630	12,183,630	—	—
TOTAL COMMON STOCKS	$262,945,083	$262,945,083	—	—
MASTER LIMITED PARTNERSHIP
Financials	$6,175,008	$6,175,008	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$3,962,821	$3,962,821	—	—
TOTAL INVESTMENTS IN SECURITIES	$273,082,912	$273,082,912	—	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,141,417	$44,141,417	—	—
Consumer Staples	8,128,267	8,128,267	—	—
Energy	10,808,431	10,808,431	—	—
Financials	7,009,849	7,009,849	—	—
Health Care	18,548,886	17,388,373	1,160,513	—
Industrials	18,626,941	18,626,941	—	—
Information Technology	22,947,774	22,947,774	—	—
Materials	11,010,108	11,010,108	—	—
Telecommunication Services	1,230,630	1,230,630	—	—
TOTAL COMMON STOCKS	$142,452,303	$141,291,790	$1,160,513	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$1,499,743	$1,499,743	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$1,333,040	—	$1,333,040	—
RIGHTS
Industrials	$107	$107	—	—
TOTAL INVESTMENTS IN SECURITIES	$145,285,193	$142,791,640	$2,493,553	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$91,980	$44,000	$47,980	—
TOTAL OPTIONS WRITTEN	$91,980	$44,000	$47,980	—

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$14,306,572	$14,306,572	—	—
Consumer Staples	2,554,654	2,554,654	—	—
Energy	3,312,214	3,312,214	—	—
Financials	4,507,307	4,507,307	—	—
Health Care	10,723,415	9,982,676	740,739	—
Industrials	10,884,533	10,884,533	—	—
Information Technology	14,314,236	14,314,236	—	—
Materials	5,782,609	5,782,609	—	—
Telecommunication Services	491,781	491,781	—	—
TOTAL COMMON STOCKS	$66,877,321	$66,136,582	$740,739	—
MASTER LIMITED PARTNERSHIP
Financials	$604,006	$604,006	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$1,945,243	$1,945,243	—	—
TOTAL INVESTMENTS IN SECURITIES	$69,426,570	$68,685,831	$740,739	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$96,115,673	$96,115,673	—	—
Consumer Staples	17,171,412	17,171,412	—	—
Energy	23,501,819	23,501,819	—	—
Financials	19,913,402	19,913,402	—	—
Health Care	90,246,853	90,246,853	—	—
Industrials	74,919,830	74,919,830	—	—
Information Technology	102,935,837	102,935,837	—	—
Materials	22,686,647	22,686,647	—	—
Telecommunication Services	4,264,725	4,264,725	—	—
TOTAL COMMON STOCKS	$451,756,198	$451,756,198	—	—
MASTER LIMITED PARTNERSHIP
Financials	$3,565,360	$3,565,360	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$12,655,427	$10,487,907	$2,167,520	—
TOTAL INVESTMENTS IN SECURITIES	$467,976,985	$465,809,465	$2,167,520	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,028,984	$4,028,984	—	—
Consumer Staples	4,239,761	4,239,761	—	—
Energy	2,833,094	2,833,094	—	—
Financials	3,213,301	3,213,301	—	—
Health Care	4,188,202	4,188,202	—	—
Industrials	3,760,998	3,760,998	—	—
Information Technology	5,552,677	5,552,677	—	—
Materials	1,217,127	1,217,127	—	—
Telecommunication Services	1,304,559	1,304,559	—	—
Utilities	335,388	335,388	—	—
TOTAL COMMON STOCKS	$30,674,091	$30,674,091	—	—
MASTER LIMITED PARTNERSHIP
Financials	$665,947	$665,947	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$1,133,544	$1,133,544	—	—
TOTAL INVESTMENTS IN SECURITIES	$32,473,582	$32,473,582	—	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,018,418	$7,018,418	—	—
Consumer Staples	7,544,033	7,544,033	—	—
Energy	5,073,607	5,073,607	—	—
Financials	5,203,791	5,203,791	—	—
Health Care	7,181,714	7,181,714	—	—
Industrials	6,881,064	6,881,064	—	—
Information Technology	9,836,338	9,836,338	—	—
Materials	1,883,076	1,883,076	—	—
Telecommunication Services	2,309,322	2,309,322	—	—
Utilities	613,407	613,407	—	—
TOTAL COMMON STOCKS	$53,544,770	$53,544,770	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,169,622	$1,169,622	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$2,410,251	$1,867,611	$542,640	—
CORPORATE BONDS
Consumer Staples	$2,992,464	—	$2,992,464	—
Energy	2,183,688	—	2,183,688	—
Financials	6,050,728	—	6,050,728	—
Health Care	2,281,356	—	2,281,356	—
Industrials	4,000,862	—	4,000,862	—
Information Technology	6,681,733	—	6,681,733	—
Telecommunication Services	2,701,540	—	2,701,540	—
TOTAL CORPORATE BONDS	$26,892,371	—	$26,892,371	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Treasury Notes	$6,181,969	—	$6,181,969	—
TOTAL INVESTMENTS IN SECURITIES	$90,198,983	$56,582,003	$33,616,980	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

On June 30, 2013 the Alger Mid Cap Growth Portfolio transferred securities totaling $284,942 from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$10,950,497	$10,950,497	—	—
Alger Large Cap Growth Portfolio	4,158,771	4,158,771	—	—
Alger Mid Cap Growth Portfolio	1,378,657	1,378,657	—	—
Alger SMid Cap Growth Portfolio	1,507,296	1,507,296	—	—
Alger Small Cap Growth Portfolio	20,048,606	20,048,606	—	—
Alger Growth & Income Portfolio	390,090	390,090	—	—
Alger Balanced Portfolio	903,043	903,043	—	—
Total	$39,336,960	$39,336,960	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended June 30, 2013, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of June 30, 2013 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Written Put Options	—	—	Written options outstanding, at value	$58,120
Written Call Options	—	—	Written options outstanding, at value	$33,860
Total	—	—		$91,980

For the six months ended June 30, 2013, the Alger Mid Cap Growth Portfolio had option purchases of $850,803 and option sales of $1,889,312.  The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 is as follows:

Net realized gain (loss) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$29,818
Written Options	1,095,061
Total	$1,124,879

Net change in unrealized appreciation (depreciation) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$—
Written Options	10,011
Total	$10,011

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

NOTE 10 — Recent Accounting Pronouncements:

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. Management of the Fund does not believe that this will have a material impact on the financial statements.

NOTE 11 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to June 30, 2013 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2013 and ending June 30, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Six Months Ended June 30, 2013(a)	Annualized Expense Ratio
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,105.41	$5.04	0.97%
	Hypothetical(b)	1,000.00	1,020.01	4.84	0.97
Class S	Actual	1,000.00	1,103.93	6.37	1.22
	Hypothetical(b)	1,000.00	1,018.74	6.11	1.22

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Six Months Ended June 30, 2013(a)	Annualized Expense Ratio
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,086.29	$4.55	0.88%
	Hypothetical(b)	1,000.00	1,020.44	4.40	0.88
Class S	Actual	1,000.00	1,084.80	6.00	1.16
	Hypothetical(b)	1,000.00	1,019.04	5.81	1.16

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,132.10	$5.56	1.05
	Hypothetical(b)	1,000.00	1,019.58	5.26	1.05
Class S	Actual	1,000.00	1,129.50	7.39	1.40
	Hypothetical(b)	1,000.00	1,017.86	7.00	1.40

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,115.30	$5.20	0.99
	Hypothetical(b)	1,000.00	1,019.88	4.96	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,146.87	$5.08	0.95
	Hypothetical(b)	1,000.00	1,020.06	4.78	0.95

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,133.37	$5.52	1.04
	Hypothetical(b)	1,000.00	1,019.62	5.23	1.04

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,053.21	$4.92	0.97
	Hypothetical(b)	1,000.00	1,020.00	4.84	0.97

(a)    Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)    5% annual return before expenses.

Privacy Policy

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning security holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by Alger Management or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter.  The Portfolios’ Form N-Q is available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their complete month-end security holdings with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of security holdings information.

In accordance with the foregoing, the Portfolios provide security holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolios will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolios’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolios routinely provide to shareholders, Alger Management may, upon request, make additional statistical information available regarding the Portfolios.  Such information will include, but not be limited to, relative weightings and characteristics of security holdings versus their respective index and security specific impact on overall Portfolio performance.  Please contact the Portfolios at (800) 992-3863 to obtain such information.

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by a Prospectus for the Funds, which contains information concerning the Funds’ investment policies, fees and expenses as well as other pertinent information.

APSAR

ITEM 2.  Code of Ethics.

Not applicable.

ITEM 3.  Audit Committee Financial Expert.

Not applicable.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.  Investments.

Not applicable.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 13, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 13, 2013